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   As filed with the Securities and Exchange Commission on May 3, 1999


                Securities Act of 1933 Registration No. 33-10327
                Investment Company Act of 1940 File No. 811-4911
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                         Pre-Effective Amendment No. ____                   [ ]
                          Post-Effective Amendment No. 24                   [X]
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                 Amendment No. 25                           [X]

                              --------------------

                      STATE STREET RESEARCH FINANCIAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
              Executive Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                           Copy of Communications To:
                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109

      It is proposed that this filing will become effective under Rule 485:


[ ] Immediately upon filing pursuant to paragraph (b)
[ ] On _________________ pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] On March 1, 1999 pursuant to paragraph (a)(1)
[X] 75 days after filing pursuant to paragraph (a)(2)
[ ] On _____________ pursuant to paragraph (a)(2)


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

     The Prospectus and Statement of Additional Information of the State Street Research International Equity Fund series of State Street Research Financial Trust (the "Registrant") is included herein.

     The Prospectus and Statement of Additional Information of State Street Research Strategic Portfolios: Moderate, State Street Research Strategic
Portfolios: Conservative and State Street Research Strategic Portfolios:
Aggressive series of the Registrant are included in Post-Effective Amendment No. 23.

     In addition, the Registrant hereby incorporates by reference Items 25 through 30 of Part C of Post-Effective Amendment No. 22 to its Registration Statement on Form N-1A.


     The Prospectus and Statement of Additional Information of State Street Research Government Income Fund series of the Registrant are included in Post-Effective Amendment No. 22.

     The Prospectus and Statement of Additional Information of the State Street Research IntelliQuant Portfolios: Small-Cap Value series of State Street Research Financial Trust (the "Registrant") are included in Post-Effective Amendment No. 20.

[PHOTO OF BUILDING]

[STATE STREET RESEARCH LOGO]
International Equity Fund
--------------------------------------------------------------------------------

An aggressive growth
fund investing in stocks
of foreign companies

Prospectus
July __, 1999


[SIDEBAR TEXT]

This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

Although these securities have been registered with the Securities and Exchange Commission, the SEC has not approved or disapproved them and does not guarantee the accuracy or adequacy of the information in this prospectus. Anyone who informs you otherwise is committing a federal crime.

[END OF SIDEBAR TEXT]

                                    CONTENTS
--------------------------------------------------------------------------------

        1  THE FUND
--------------------------------------------------------------------------------

        1  Goal and Strategies
        3  Principal Risks
        4  Volatility and Performance
        6  Investor Expenses
        8  Investment Management

        9  YOUR INVESTMENT
--------------------------------------------------------------------------------

        9  Opening an Account
        9  Choosing a Share Class
       10  Sales Charges
       13  Dealer Compensation
       14  Buying and Selling Shares
       18  Account Policies
       20  Distributions and Taxes
       21  Investor Services

       22  OTHER INFORMATION
--------------------------------------------------------------------------------

       22  Other Securities and Risks
       24  Financial Highlights
       26  Board of Trustees

Back Cover FOR ADDITIONAL INFORMATION

                                   THE FUND                                 1
--------------------------------------------------------------------------------

[CHESSPIECE GRAPHIC] GOAL AND STRATEGIES

GOAL The fund seeks to provide long-term growth of capital by investing primarily in common stocks and equity-related securities of non-U.S. companies.

PRINCIPAL STRATEGIES Under normal market conditions, the fund invests at least 65% of total assets in foreign stocks and other securities as described above, including preferred stocks, convertible securities, warrants and depositary receipts. These investments may include companies established anywhere in the world and the fund expects to invest in a mix of developed and emerging markets.

In managing its portfolio, the fund allocates assets among geographic regions and individual countries, based on analysis of global economic and financial conditions. This analysis may include an examination of the outlook for various regions and countries, encompassing such factors as growth, inflation, government policies and currency exchange rates.

In selecting individual stocks, the fund applies elements of growth investing and value investing to international markets. It looks for companies of any size that appear to offer the potential for above-average growth or to be undervalued. The fund may also consider emerging growth companies: companies that may be less mature and appear to have the potential for rapid growth. The fund uses research to identify attractive companies, examining such features as a firm's financial condition, business prospects, competitive position and business strategy. The


[SIDEBAR TEXT]

[MAGNIFYING GLASS GRAPHIC] WHO MAY WANT TO INVEST

State Street Research International Equity Fund is designed for investors who seek one or more of the following:

[bullet] an aggressive stock fund for a long-term goal

[bullet] a fund to complement a portfolio of more conservative investments

[bullet] a fund to complement a portfolio of U.S. investments

[bullet] an investment that offers exposure to a variety of foreign markets

The fund is NOT appropriate for investors who:

[bullet] want to avoid high volatility or possible losses

[bullet] are making short-term investments

[bullet] are investing emergency reserve money

[bullet] are seeking regular income

[END OF SIDEBAR TEXT]

2                               THE FUND CONTINUED
--------------------------------------------------------------------------------


fund looks for companies that have good current or prospective earnings and strong management teams. At any given time, the fund may emphasize a particular region of the world, industry or company size.

The fund reserves the right to invest up to 35% of total assets in other securities and instruments of U.S. and foreign issuers. These may include bonds rated investment-grade at the time of purchase and their unrated equivalents, as well as money market instruments. The fund may buy and sell foreign currencies, either for immediate or future delivery, to hedge its positions in foreign securities or enhance returns.

The fund may adjust the composition of its portfolio as market conditions and economic outlooks change. For more information about the fund's investments and practices, see page 22.

[SIDEBAR TEXT]

[MAGNIFYING GLASS GRAPHIC] CURRENCY FLUCTUATIONS AND PERFORMANCE

When a U.S. investor buys a U.S. Stock, there's no currency exchange involved, so the performance of the stock is the factor that determines the investor's return. But when a U.S. investor buys a foreign stock, the investor's return is determined not only by the performance of the stock, but also by changes in currency exchange rates.

Let's say a mutual fund based in the U.S. buys a foreign stock and sells it after one year. The fund will first exchange some U.S. dollars into the local currency, then buy the foreign stock in that currency. If the stock rises 8% in that one-year period and the exchange rate between the foreign currency and the dollar remains the same, then the fund will earn an 8% return (minus transaction costs).

Now lets say the exchange rate fell by 3% during that period. The fund would have made 8% on the stock, but the drop in currency would have reduced this gain. Conversely, if the exchange rate rose by 3%, the fund would see a larger gain, because both the stock and the currency would have gone up.

Foreign stock prices and currency exchange rates can move in the same direction or in different directions during any given period. So currency risk can sometimes increase gains in or reduce losses from a stock's performance, and sometimes reduce gains and increase losses.

[END OF SIDEBAR TEXT]

[TRAFFIC SIGN GRAPHIC] PRINCIPAL RISKS

Because the fund invests primarily in stocks that are publicly traded outside the U.S., its major risks are those of stock investing, including sudden, unpredictable drops in value resulting from market fluctuations and the potential for periods of lackluster or negative performance.

Foreign securities present additional risks beyond those of U.S. securities. In particular, they are generally more volatile and less liquid than their counterparts in the U.S., for reasons that may include unstable political and economic climates, lack of standardized accounting practices and markets that are smaller and therefore more sensitive to trading activity. Changes in currency exchange rates have the potential to reduce or eliminate certain gains achieved in securities markets or create net losses. All of these risks are usually higher in emerging markets, such as most countries in Southeast Asia, Eastern Europe, Latin America and Africa. The success of the fund's investment strategy depends largely on the portfolio manager's skill in allocating assets geographically and in assessing the potential of the stocks the fund buys.

The fund's management approach, which may include short-term trading, could cause the fund's portfolio turnover rate to be above-average for a stock fund. High turnover will increase the fund's brokerage costs and may increase your tax liability. In addition, foreign securities generally involve higher brokerage costs per share traded than comparable U.S. securities.

The fund's shares will rise and fall in value and there is a risk that you could lose money by investing in the fund. Also, the fund cannot be certain that it will achieve its goal. Finally, fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Information on other securities and risks appears on page 22.


A "snapshot" of the fund's investments may be found in the current annual or semiannual report (see back cover).

4                               VOLATILITY AND PERFORMANCE
--------------------------------------------------------------------------------

[BAR CHART]


                                                                                 Years ended December 31
Year-by-Year Total Return (Class A)                       1992*    1993     1994    1995     1996    1997     1998
-------------------------------------------------------------------------------------------------------------------
                                                          (9.73)   52.36    8.03    (0.31)   (1.86)  (4.84)   23.20

[END BAR CHART]

(TRIANGLE POINTING UP)   Best Quarter:    First Quarter 1993 up 18.48%
(TRIANGLE POINTING DOWN) Worst Quarter:   Third Quarter 1998 down 13.27%
                         Return from 1/1/99-3/31/99 (not annualized): __%


                                                                             As of December 31, 1998
Average Annual Total Return                                         1 Year          5 Years       Since Inception*
-------------------------------------------------------------------------------------------------------------------
          Class A (%)                                                17.65           3.43              7.26

          Class B(1) (introduced January 1, 1999) (%)                   --             --                --

          Class B (%)                                                17.36           3.29              7.42

          Class C (%)                                                21.27           3.63              7.41

          Class S (%)                                                23.57           4.67              8.19

          Morgan Stanley EAFE Index (%)                              20.00           9.19              9.27

          Lipper International Funds Index (%)                       12.66           8.59             10.46

                *Since inception (1/22/92)

                                                                       5
                                                                       ---------

[SIDEBAR TEXT]
[MAGNIFYING GLASS GRAPHIC] UNDERSTANDING
                           VOLATILITY AND
                           PERFORMANCE

The chart and table on the opposite page are designed to show two aspects of the fund's track record:

[bullet] YEAR-BY-YEAR TOTAL RETURN shows how volatile the fund has been: how much the difference has been, historically, between its best years and worst years. In general, funds with higher average annual total returns will also have higher volatility. The graph includes the effects of fund expenses, but not sales charges. If sales charges had been included, returns would have been less than shown.

[bullet] AVERAGE ANNUAL TOTAL RETURN is a measure of the fund's performance over time. It is determined by taking the fund's performance over a given period and expressing it as an average annual rate. Average annual total return includes the effects of fund expenses and maximum sales charges for each class, and assumes that you sold your shares at the end of the period.

Also included are two independent measures of performance. The Morgan Stanley EAFE Index is an unmanaged index of stocks from Europe, Australia and the Far East. The Lipper International Funds Index, which is also unmanaged, shows you how well the fund has done compared to competing funds.

While the fund does not seek to match the returns or volatility of any index, these indices can be used as rough guides when gauging the return of this and other investments. When making comparisons, keep in mind that none of the indices includes the effects of sales charges. Also, even if your stock portfolio were identical to the Morgan Stanley EAFE Index, your returns would always be lower, because that index does not include brokerage or administrative expenses.

The returns in both the chart and the table would have been lower if the distributor had not voluntarily reduced the fund's expenses.

In both the chart and the table, the returns shown for the fund include performance from before the creation of share classes in 1994. If the returns for Class B and Class C from before 1994 had reflected their current distribution/service (12b-1) fees (as described on page 12, these returns would have been lower.

Keep in mind that past performance is no guarantee of future results. [END OF SIDEBAR TEXT]

6                               INVESTOR EXPENSES
--------------------------------------------------------------------------------






                                           Class descriptions begin on page __

Shareholder Fees (% of offering price)                                      Class A   Class B(1)    Class B   Class C   Class S
-------------------------------------------------------------------------------------------------------------------------------

                                       Maximum front-end sales charge (load)  5.75       0.00        0.00      0.00      0.00

                                       Maximum deferred sales charge (load)   0.00(a)    5.00        5.00      1.00      0.00



Annual Fund Operating Expenses (% of average net assets)                    Class A   Class B(1)    Class B  Class C    Class S
-------------------------------------------------------------------------------------------------------------------------------

                                       Management fee                         0.95       0.95        0.95      0.95      0.95

                                       Distribution/service (12b-1) fees      0.25       1.00        1.00      1.00      0.00

                                       Other expenses                         1.45       1.45        1.45      1.45      1.45
                                                                              ----       ----        ----      ----      ----
                                       Total annual fund operating expenses*  2.65       3.40        3.40      3.40      2.40
                                                                              ====       ====        ====      ====      ====

                                       *Because some of the fund's expenses have
                                        been subsidized, actual total operating
                                        expenses for the prior year were:     1.90       2.65        2.65      2.65      1.65

                                       The fund expects the expense subsidy to
                                       continue through the current fiscal year, although there is no guarantee that it will.



Example                                Year               Class A  Class B(1)     Class B        Class C    Class S
------------------------------------------------------------------------------------------------------------------

                                       1                  $828     $843/$343      $843/$343      $443/343   $243

                                       3                  $1,351   $1,345/$1,045  $1,345/$1,045  $1,045     $748

                                       5                  $1,899   $1,969/$1,769  $1,969/$1,769  $1,769     $1,280

                                       10                 $3,387   $3,516         $3,516         $3,685     $2,736

[FOOTNOTE TEXT]
(a) Except for investments of $1 million or more; see page 10.
[END OF FOOTNOTE TEXT]

                                                                       7
                                                                       ---------
[SIDEBAR TEXT]
[MAGNIFYING GLASS GRAPHIC] UNDERSTANDING
                           INVESTOR EXPENSES

The information on the opposite page is designed to give you an idea of what you should expect to pay in expenses as an investor in the fund:

[bullet] SHAREHOLDER FEES are costs that are charged to you directly. These fees are not charged on reinvestments or exchanges.

[bullet] ANNUAL FUND OPERATING EXPENSES are deducted from the fund's assets every year, and are thus paid indirectly by all fund investors.

[bullet] The EXAMPLE is designed to allow you to compare the costs of this fund with those of other funds. It assumes that you invested $10,000 over the years indicated, reinvested all distributions, earned a hypothetical 5% annual return and paid the maximum applicable sales charges. For ClassB(1) and Class B shares, it also assumes the automatic conversion to Class A after eight years.

When two numbers are shown separated by a slash, the first one assumes you sold all your shares at the end of the period, while the second assumes you stayed in the fund. Where there is only one number, the costs would be the same either way.

Investors should keep in mind that the example is for comparison purposes only. The fund's actual performance and expenses may be higher or lower.
[END OF SIDEBAR TEXT]

8                             THE FUND CONTINUED
--------------------------------------------------------------------------------

[THINKER GRAPHIC] INVESTMENT
                  MANAGEMENT

The fund's investment manager is State Street Research & Management Company, One Financial Center, Boston, Massachusetts 02111. State Street Research traces its heritage back to 1924 and the founding of one of America's first mutual funds. Today the firm has more than $__ billion in assets under management (as of March 31, 1999), including more than $__ billion in mutual funds.

The investment manager is responsible for the fund's investment and business activities, and receives the management fee (0.95%) of fund assets, annually) as compensation. The investment manager is a subsidiary of Metropolitan Life Insurance Company.

Thomas P. Moore, Jr. and Peter C. Bennett have been responsible for the fund's day-to-day portfolio management since October 1998. Mr. Moore is a senior vice president and has worked as an investment professional for 20 years. Mr. Bennett is an executive vice president and director and chief investment officer for equities. He joined the firm in 1968 and has worked as an investment professional since 1963.

                                 YOUR INVESTMENT                           9
--------------------------------------------------------------------------------

[KEY GRAPHIC] OPENING AN ACCOUNT

If you are opening an account through a financial professional, he or she can assist you with all phases of your investment.

If you are investing through a large retirement plan or other special program, follow the instructions in your program materials.

To open an account without the help of a financial professional, please use the instructions on these pages.

[CHECKLIST GRAPHIC] CHOOSING A SHARE CLASS

The fund generally offers four share classes, each with its own sales charge and expense structure: Class A, Class B(1), Class C and Class S. The fund also offers Class B shares, but only to current Class B shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of State Street Research funds.

If you are investing a substantial amount and plan to hold your shares for a long period, Class A shares may make the most sense for you. If you are investing a lesser amount, you may want to consider Class B(1) shares (if investing for at least six years) or Class C shares (if investing for less than six years). If you are investing through a special program, such as a large employer-sponsored retirement plan or certain programs available through financial professionals, you may be eligible to purchase Class S shares.

Because all future investments in your account will be made in the share class you designate when opening the account, you should make your decision carefully. Your financial professional can help you choose the share class that makes the most sense for you.

10                            YOUR INVESTMENT CONTINUED
-------------------------------------------------------------------------------

CLASS A -- FRONT LOAD

[bullet] Initial sales charge of 5.75% or less

[bullet] Lower sales charges for larger investments; see sales charge schedule at right

[bullet] Lower annual expenses than Class B(1) or C shares due to lower distribution/service (12b-1) fee of 0.25%

CLASS B(1) -- BACK LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 5% or less on shares you sell within six years

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] Automatic conversion to Class A shares after eight years, reducing future annual expenses

CLASS B--BACK LOAD

[bullet] Available only to current Class B shareholders, see page 11

CLASS C -- LEVEL LOAD

[bullet] No initial sales charge

[bullet] Deferred sales charge of 1.00%, paid if you sell shares within one year of purchase

[bullet] Lower deferred sales charge than Class B(1) shares

[bullet] Annual distribution/service (12b-1) fee of 1.00%

[bullet] No conversion to Class A shares after eight years, so annual expenses do not decrease

CLASS S -- SPECIAL PROGRAMS

[bullet] Available only through certain retirement accounts, advisory accounts of the investment manager and other special programs, including programs through financial professionals with record-keeping and other services; these programs usually involve special conditions and separate fees (consult your financial professional or your program materials)

[bullet] No sales charges of any kind

[bullet] No distribution/service (12b-1) fees; annual expenses are lower than other share classes

SALES CHARGES

CLASS A -- FRONT LOAD

when you invest          this % is          which equals
this amount              deducted           this % of
                         for sales          your net
                         charges            investment
-------------------------------------------------------

Up to $50,000            5.75               6.10

$50,000 to $100,000      4.50               4.71

$100,000 to $250,000     3.50               3.63

$250,000 to $500,000     2.50               2.56

$500,000 to $1 million   2.00               2.04

$1 million or more             see below


With Class A shares, you pay a sales charge only when you buy shares.

If you are investing $1 million or more (either as a lump sum or through any of the methods described on the application), you can purchase Class A shares without any sales charge. However, you may be charged a "contingent deferred sales charge" (CDSC) of 1.00% if you sell any shares within

                                                                       11
                                                                       ---------

one year of purchasing them. See "Other CDSC Policies," on page 12.

Class A shares are also offered with low or no sales charges through various wrap-fee programs and other sponsored arrangements (consult your financial professional or your program materials).


CLASS B(1) -- BACK LOAD


                         this % of net asset value
when you sell shares     at the time of purchase (or
in this year after you   of sale, if lower) is deduct-
bought them              ed from your proceeds
-------------------------------------------------------

First year               5.00

Second year              4.00

Third year               3.00

Fourth year              3.00

Fifth year               2.00

Sixth year               1.00

Seventh or eighth year   None

With Class B(1) shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you have held for six years or less, as described in the table above. See "Other CDSC Policies" on page 12.

Class B(1) shares automatically convert to Class A shares after eight years; Class A shares have lower annual expenses.

CLASS B -- BACK LOAD

Class B shares are available only to current shareholders through reinvestment of dividends and distributions or through exchanges from existing Class B accounts of the State Street Research funds. Other investments made by current Class B shareholders will be in Class B(1) shares.

With Class B shares, you are charged a "contingent deferred sales charge"
(CDSC) when you sell shares you have held for five years or less. The CDSC is a percentage of net asset value at the time of purchase (or of sale, if lower) and is deducted from your proceeds. When you sell shares in the first year after you bought them, the CDSC is 5.00%; second year, 4.00%; third year, 3.00%; fourth year, 3.00%; fifth year, 2.00%; sixth year or later, none. See "Other CDSC Policies" on page 12.

Class B shares automatically convert to Class A shares after eight years.

CLASS C -- LEVEL LOAD

                             this % of net asset value
when you sell shares         at the time of purchase (or
in this year after you       of sale, if lower) is deduct-
bought them                  ed from your proceeds
----------------------------------------------------------
First year                   1.00

Second year or later         None

With Class C shares, you pay no sales charge when you invest, but you are charged a "contingent deferred sales charge" (CDSC) when you sell shares you

12                          YOUR INVESTMENT CONTINUED
-------------------------------------------------------------------------------

have held for one year or less, as described in the table above. See "Other CDSC Policies" on this page.

Class C shares currently have the same annual expenses as Class B(1) shares, but never convert to Class A shares.

CLASS S -- SPECIAL PROGRAMS

Class S shares have no sales charges.

OTHER CDSC POLICIES

The CDSC will be based on the net asset value of the shares at the time of purchase (or sale, if lower). Any shares acquired through reinvestment are not subject to the CDSC. There is no CDSC on exchanges into other State Street Research funds, and the date of your initial investment will continue to be used as the basis for CDSC calculations when you exchange. To ensure that you pay the lowest CDSC possible, the fund will always use the shares with the lowest CDSC to fill your sell requests.

The CDSC is waived on shares sold for participant initiated distributions from State Street Research prototype retirement plans. In other cases, the CDSC is waived on shares sold for mandatory retirement distributions or for distributions because of disability or death. Consult your financial professional or the State Street Research Service Center for more information.

[SIDEBAR TEXT]

[MAGNIFYING GLASS GRAPHIC] UNDERSTANDING
                           DISTIRBUTION/SERVICE FEES

As noted in the descriptions on pages 10 to 12, all share classes except Class S have an annual distribution/service fee, also called a 12b-1 fee.

Under its current 12b-1 plans, the fund may pay certain distribution and service fees for these classes out of fund assets. Because 12b-1 fees are an ongoing expense, they will increase the cost of your investment and, over time, could potentially cost you more than if you had paid other types of sales charges. For that reason, you should consider the effects of 12b-1 fees as well as sales loads when choosing a share class.

Some of the 12b-1 fee is used to compensate those financial professionals who sell fund shares and provide ongoing service to shareholders. The table on the next page shows how these professionals' compensation is calculated.

The fund may continue to pay 12b-1 fees even if the fund is subsequently closed to new investors.

[END OF SIDEBAR TEXT]

                                                                    13
                                                                    ------------

[GRAPHIC OF A CHECK] DEALER COMPENSATION

Financial professionals who sell shares of State Street Research funds and perform services for fund investors may receive sales commissions and annual fees. These are paid by the fund's distributor, using money from sales charges, distribution/service (12b-1) fees and its other resources.

Brokers and agents may charge a transaction fee on orders of fund shares placed directly through them. The distributor may pay its affiliate MetLife Securities, Inc. additional compensation of up to 0.25% of certain sales or assets.



Maximum Dealer Compensation (%)         Class A  Class B(1)  Class B     Class C    Class S
--------------------------------------------------------------------------------------------

 Commission                            See below  4.00        4.00       1.00       0.00

      Investments up to $50,000          5.00       --          --         --         --

      $50,000 to $100,000                4.00       --          --         --         --

      $100,000 to $250,000               3.00       --          --         --         --

      $250,000 to $500,000               2.00       --          --         --         --

      $500,000 to $1 million             1.75       --          --         --         --

      First $1 to $3 million             1.00(a)    --          --         --         --

      Next $2 million                    0.75(a)    --          --         --         --

      Next $2 million                    0.50(a)    --          --         --         --

      Next $1 and above                  0.25(a)    --          --         --         --

 Annual fee                              0.25     0.25        0.25       1.00       0.00


Brokers for Portfolio Trades

When placing trades for the fund's portfolio, State Street Research chooses brokers that provide the best execution (a term defined by service as well as price), but may also consider a broker's sales of fund shares.


[FOOTNOTE TEXT]
(a) If your financial professional declines this commission, the one-year CDSC on your investment is waived.
[END OF FOOTNOTE TEXT]

14                            BUYING AND SELLING SHARES
--------------------------------------------------------------------------------

[CASH REGISTER GRAPHIC] POLICIES FOR
                        BUYING SHARES

Once you have chosen a share class, the next step is to determine the amount you want to invest.

MINIMUM INITIAL INVESTMENTS:

[bullet] $1,000 for accounts that use the Investamatic program

[bullet] $2,000 for Individual Retirement Accounts (a)

[bullet] $2,500 for all other accounts


Minimum Additional Investments:

[bullet] $50 for any account

Complete the enclosed application. You can avoid future inconvenience by signing up now for any services you might later use.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Orders received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Funds may be wired between 8:00 a.m. and 4:00 p.m. eastern time. To make a same-day wire investment, please notify State Street Research by 12:00 noon of your intention to wire funds, and make sure your wire arrives by 4:00 p.m. If the New York Stock Exchange closes before 4:00 p.m. eastern time, you may be unable to make a same-day wire investment. Your bank may charge a fee for wiring money.

[FOOTNOTE TEXT]
(a) except $500 during special promotional periods; contact your financial professional
[END OF FOOTNOTE TEXT]

                         INSTRUCTIONS FOR BUYING SHARES             15
--------------------------------------------------------------------------------

                              To Open an Account                 To Add to an Account

[GRAPHIC   Through a          Consult your financial             Consult your financial professional or your program materials.
OF         Professional       professional or your program
BRIEFCASE] or Program         materials.


By Mail [GRAPHIC OF MAILBOX]  Make your check payable to         Fill out an investment slip from an account statement, or indicate
                              "State Street Research Funds."     the fund name and account number on your check. Make your check
                              Forward the check and your         payable to "State Street Research Funds." Forward the check and
                              application to State Street        slip to State Street Research.
                              Research.


[GRAPHIC By Federal           Call to obtain an account          Call State Street Research to obtain a control number. Instruct
OF       Funds Wire           number and forward your            your bank to wire funds to:
FEDERAL                       application to State Street        [bullet] State Street Bank and Trust Company, Boston, MA
BUILDING]                     Research. Wire funds using the     [bullet] ABA: 011000028
                              instructions at right.             [bullet] BNF: fund name and share class you want to buy
                                                                 [bullet] AC: 99029761
                                                                 [bullet] OBI: your name and your account number
                                                                 [bullet] Control: the number given to you by State Street Research


By Electronic  [GRAPHIC       Verify that your bank is a         Call State Street Research to verify that the necessary bank
Funds Transfer OF             member of the ACH (Automated       information is on file for your account. If it is, you may request
(ACH)          ELECTRIC       Clearing House) system.            a transfer with the same phone call. If not, please ask State
               PLUG]          Forward your application to        Street Research to provide you with an EZ Trader application.
                              State Street Research. Please
                              be sure to include the
                              appropriate bank information.
                              Call State Street Research to
                              request a purchase.


[GRAPHIC   By Investamatic    Forward your application, with     Call State Street Research to verify that Investamatic is in place
OF                            all appropriate sections           on your account, or to request a form to add it. Investments are
CALENDAR]                     completed, to State Street         automatic once Investamatic is in place.
                              Research, along with a check
                              for your initial investment
                              payable to "State Street
                              Research Funds."


By Exchange [GRAPHIC OF       Call State Street Research or      Call State Street Research or visit our Web site.
            ARROWS            visit our Web site.
            POINTING IN
            OPPOSITE
            DIRECTIONS]

                              State Street Research Service Center  PO Box 8408, Boston, MA 02266-8408   Internet www.ssrfunds.com
                              Call toll-free: 1-800-562-0032  (business days 8:00 a.m. - 6:00 p.m., eastern time)

16                            YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[GRAPHIC OF CASH REGISTER AND RECEIPT] POLICIES FOR
                                       SELLING SHARES

CIRCUMSTANCES THAT REQUIRE WRITTEN REQUESTS Please submit instructions in writing when any of the following apply:

[bullet] you are selling more than $100,000 worth of shares

[bullet] the name or address on the account has changed within the last 30 days

[bullet] you want the proceeds to go to a name or address not on the account registration

[bullet] you are transferring shares to an account with a different registration or share class

[bullet] you are selling shares held in a corporate or fiduciary account; for these accounts, additional documents are required:

         corporate accounts: certified copy of a corporate resolution fiduciary accounts: copy of power of attorney or other governing document


To protect your account against fraud, all signatures on these documents must be guaranteed. You may obtain a signature guarantee at most banks and securities dealers. A notary public cannot provide a signature guarantee.

INCOMPLETE SELL REQUESTS State Street Research will attempt to notify you promptly if any information necessary to process your request is missing.

TIMING OF REQUESTS All requests received in good order by State Street Research before the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. eastern time) will be executed the same day, at that day's closing share price. Requests received thereafter will be executed the following day, at that day's closing share price.

WIRE TRANSACTIONS Proceeds sent by federal funds wire must total at least $5,000. A fee of $7.50 will be deducted from all proceeds sent by wire, and your bank may charge an additional fee to receive wired funds.

SELLING RECENTLY PURCHASED SHARES If you sell shares before the check or electronic funds transfer (ACH) for those shares has been collected, you will not receive the proceeds until your initial payment has cleared. This may take up to 15 days after your purchase was recorded (in rare cases, longer). If you open an account with shares purchased by wire, you cannot sell those shares until your application has been processed.

                         INSTRUCTIONS FOR SELLING SHARES            17
--------------------------------------------------------------------------------

[GRAPHIC    Through a         Consult your financial professional or your program materials.
OF          Professional
BRIEFCASE]  or Program


By Mail     [GRAPHIC OF       Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate
            MAILBOX]          shares) to State Street Research. Specify the fund, the account number and the dollar value or number of shares. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required (see facing page).


[GRAPHIC    By Federal        Check with State Street Research to make sure that a wire redemption privilege, including a bank
OF          Funds Wire        designation, is in place on your account. Once this is established, you may place your request to sell
FEDERAL                       shares with State Street Research. Proceeds will be wired to your pre-designated bank account. (See
BUILDING]                     "Wire Transactions" on facing page.)


By Electronic   [GRAPHIC OF   Check with State Street Research to make sure that the EZ Trader feature, including a bank
Funds Transfer  ELECTRIC      designation, is in place on your account. Once this is established, you may place your request to sell
(ACH)           PLUG]         shares with State Street Research. Proceeds will sent to your pre-designated bank account.


[GRAPHIC      By Telephone    As long as the transaction does not require a written request (see facing page), you or your financial
OF TELEPHONE]                 professional can sell shares by calling State Street Research. A check will be mailed to your address of record on the following business day.


By Exchange   [GRAPHIC OF     Read the prospectus for the fund into which you are exchanging. Call State Street Research or visit
              ARROWS          our Web site.
              POINTING IN
              OPPOSITE
              DIRECTIONS]


[GRAPHIC    By Systematic     See plan information on page 21.
OF          Withdrawal Plan
CALENDAR]


                              State Street Research Service Center PO Box 8408, Boston, MA 02266-8408 Internet www.ssrfunds.com
                              Call toll-free: 1-800-562-0032 (business days 8:00 a.m. - 6:00 p.m., eastern time)

18                            YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[GRAPHIC OF POLICIES] ACCOUNT POLICIES

TELEPHONE REQUESTS When you open an account you automatically receive telephone privileges, allowing you to place requests for your account by telephone. Your financial professional can also use these privileges to request exchanges on your account, and with your written permission, redemptions. For your protection, all telephone calls are recorded.

As long as State Street Research takes certain measures to authenticate telephone requests on your account, you may be held responsible for unauthorized requests. Unauthorized telephone requests are rare, but if you want to protect yourself completely, you can decline the telephone privilege on your application. The fund may suspend or eliminate the telephone privilege at any time.

EXCHANGE PRIVILEGES There is no fee to exchange shares among State Street Research funds. Your new fund shares will be the equivalent class of your current shares. Any contingent deferred sales charges will continue to be calculated from the date of your initial investment.

You must hold Class A shares of any fund for at least 30 days before you may exchange them at net asset value for Class A shares of a different fund with a higher applicable sales charge.

Frequent exchanges can interfere with fund management and drive up costs for all shareholders. Because of this, the fund currently limits each account, or group of accounts under common ownership or control, to six exchanges per calendar year. The fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder's exchange privilege and may refuse to accept any exchange request, particularly those associated with "market timing" strategies.

For Merrill Lynch customers, exchange privileges extend to Summit Cash Reserves Fund, which is related to the fund for purposes of investment and investor services.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $1,500, State Street Research may mail you a notice asking you to bring the account back up to $1,500 or close it out. If you do not take action within 60 days, State Street Research may either sell your shares and mail the proceeds to you at the address of record or, depending on the circumstances, may deduct an annual maintenance fee (currently $18).

                                                                         19
                                                                         -----


THE FUND'S BUSINESS HOURS The fund is open the same days as the New York Stock Exchange (generally Monday through Friday). Fund representatives are available from 8:00 a.m. to 6:00 p.m. eastern time on these days.

CALCULATING SHARE PRICE The fund calculates its net asset value per share (NAVS) every business day at the close of regular trading on the New York Stock Exchange (usually at 4:00 p.m. eastern time). NAVS is calculated by dividing the fund's net assets by the number of its shares outstanding.

In calculating its NAVS, the fund uses the last reported sale price or quotation for portfolio securities. However, in cases where these are unavailable, or when the investment manager believes that subsequent events have rendered them unreliable, the fund may use fair-value estimates instead.

Because foreign securities markets are sometimes open on different days from U.S. markets, there may be instances when the value of the fund's portfolio changes on days when you cannot buy or sell fund shares.

REINSTATING RECENTLY SOLD SHARES For 120 days after you sell shares, you have the right to "reinstate" yourinvestment by putting some or all of the proceeds into any currently available State Street Research fund at net asset value. Any CDSC you paid on the amount you are reinstating will be credited to your account. You may only use this privilege once in any twelve-month period with respect to your shares of a given fund.


ADDITIONAL POLICIES Please note that the fund maintains additional policies and reserves certain rights, including:

[bullet] The fund may vary its requirements for initial or additional investments, exchanges, reinvestments, periodic investment plans, retirement and employee benefit plans, sponsored arrangements and other similar programs

[bullet] All orders to purchase shares are subject to acceptance by the fund

[bullet] At any time, the fund may change or discontinue its sales charge waivers and any of its order acceptance practices, and may suspend the sale of its shares

[bullet] The fund may delay sending you redemptions proceeds for up to seven days, or longer if permitted by the SEC

[bullet] To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the State Street Research Service Center promptly

20                            YOUR INVESTMENT CONTINUED
--------------------------------------------------------------------------------

[SIDEBAR TEXT]
[MAGNIFYING GLASS GRAPHIC] TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account, you may want to avoid:

[bullet] investing a large amount in the fund close to the end of its fiscal year or calendar year (if the fund makes a distribution, you will receive some of your investment back as a taxable distribution)

[bullet] selling shares at a loss for tax purposes and investing in a substantially identical investment within 30 days before or after that sale (such a transaction is usually considered a "wash sale," and you will not be allowed to claim a tax loss) in the current year
[END OF SIDEBAR TEXT]

[UNCLE SAM GRAPHIC] DISTRIBUTIONS AND TAXES

INCOME AND CAPITAL GAINS DISTRIBUTIONS The fund typically distributes any net income and net capital gains to shareholders in December, after the end of the fund's fiscal year, which is October 31.

You may have your distributions reinvested in the fund, invested in a different State Street Research fund, deposited in a bank account or mailed out by check. If you do not give State Street Research other instructions, your distributions will automatically be reinvested in the fund.

TAX EFFECTS OF DISTRIBUTIONS AND TRANSACTIONS In general, any dividends and short-term capital gains distributions you receive from the fund are taxable as ordinary income. Distributions of long-term capital gains are generally taxable as capital gains -- in most cases, at a different rate from that which applies to ordinary income.

The tax you pay on a given capital gains distribution generally depends on how long the fund has held the portfolio securities it sold. It does not depend on how long you have owned your fund shares or whether you reinvest your distributions.

Foreign investments pose special tax issues for the fund and its shareholders. For example, certain gains and losses from currency fluctuations may be taxable as ordinary income. Also, certain foreign countries withhold some interest and dividends that otherwise

                                                                         21
                                                                         -----

would be payable to the fund. If the amount withheld is material, shareholders may be able to claim a foreign tax credit.

Every year, the fund will send you information detailing the amount of ordinary income and capital gains distributed to you for the previous year. The sale of shares in your account may produce a gain or loss, and is a taxable event. For tax purposes, an exchange is the same as a sale.

Your investment in the fund could have additional tax consequences. Please consult your tax professional for assistance.

BACKUP WITHHOLDING By law, the fund must withhold 31% of your distributions and proceeds if you have not provided complete, correct taxpayer information.

[INTERLOCKED HANDS GRAPHIC] INVESTOR SERVICES

INVESTAMATIC PROGRAM Use Investamatic to set up regular automatic investments in the fund from your bank account. You determine the frequency and amount of your investments.

SYSTEMATIC WITHDRAWAL PLAN This plan is designed for retirees and other investors who want regular withdrawals from a fund account. The plan is free and allows you to withdraw up to 12% of your fund assets a year (minimum $50 per withdrawal) without incurring any contingent deferred sales charges. Certain terms and minimums apply.

EZ TRADER This service allows you to purchase or sell fund shares over the telephone through the ACH (Automated Clearing House) system.

DIVIDEND ALLOCATION PLAN This plan automatically invests your distributions from the fund into another fund of your choice, without any fees or sales charges.

AUTOMATIC BANK CONNECTION This plan lets you route any distributions or Systematic Withdrawal Plan payments directly to your bank account.

RETIREMENT PLANS State Street Research also offers a full range of prototype retirement plans for individuals, sole proprietors, partnerships, corporations and employees.

Call 1-800-562-0032 for information on any of the services described above.

22                              OTHER INFORMATION
-------------------------------------------------------------------------------

[GRAPHIC OF SECURITIES CERTIFICATES] OTHER SECURITIES
                                     AND RISKS

Each of the fund's portfolio securities and investment practices offers certain opportunities and carries various risks. Major investments and risk factors are outlined in the fund description starting on page 1. Below are brief descriptions of other securities and practices, along with their associated risks.

RESTRICTED AND ILLIQUID SECURITIES Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted and illiquid securities could hamper the fund's ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, the fund may have to estimate their value, which means that their valuation (and, to a much smaller extent, the valuation of the fund) may have a subjective element.

DERIVATIVES Derivatives, a category that includes options and futures, are financial instruments whose value derives from one or more securities, indices or currencies. The fund may use certain derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position). This includes the use of currency-based derivatives for hedging its positions in foreign securities. The fund may also use certain derivatives for speculation (investing for potential income or capital gain).

While hedging can guard against potential risks, it adds to the fund's expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected.

The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative.

With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the fund.

                            YOUR INVESTMENT CONTINUED                         23
-------------------------------------------------------------------------------

SECURITIES LENDING The fund may seek additional income or fees by lending portfolio securities to qualified institutions. By reinvesting any cash collateral it receives in these transactions, the fund could realize additional gains or losses. If the borrower fails to return the securities and the invested collateral has declined in value, the fund could lose money.

WHEN-ISSUED SECURITIES The fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

COUNTRY DIVERSIFICATION The fund generally includes stocks from at least three different countries, other than the U.S., at any given time.

BONDS The value of any bonds held by the fund is likely to decline when interest rates rise; this risk is greater for bonds with longer maturities. A less significant risk is that a bond issuer could default on principal or interest payments, causing a loss for the fund.

DEFENSIVE INVESTING During unusual market conditions, the fund may place up to 100% of assets in cash, high-quality, short-term U.S. debt securities or U.S. stocks. To the extent that the Fund does this, it is not pursuing its goal.

YEAR 2000 The investment manager does not currently anticipate that computer problems related to the year 2000 will have a material effect on the fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets or the economy in general.

24                            FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

These highlights are intended to help you understand the fund's performance over the past five years. The information in these tables has been audited by Deloitte & Touche LLP, the fund's independent accountants during those periods. Their report and the fund's financial statements are included in the fund's annual report, which is available upon request. Total return figures assume reinvestment of all distributions.

                                                           Class A                                         Class B
-------------------------------------------------------------------------------------------------------------------------------
                                                   Years ended October 31                          Years ended October 31
                                        ------------------------------------------   -----------------------------------------
Per Share Data                          1994(a)  1995(b)  1996(b)  1997(b)  1998(b)  1994(a)  1995(b)  1996(b) 1997(b)  1998(b)
-------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year  ($)  10.54    10.98     9.34     9.22     9.42    10.54    10.93     9.22     9.04     9.16
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Net investment loss ($)*               (0.04)   (0.08)   (0.04)   (0.02)   (0.01)   (0.06)   (0.15)   (0.11)   (0.09)   (0.05)

  Net realized and unrealized gain (loss) on
  investments and foreign currency ($)    0.48    (1.04)   (0.08)    0.22     0.90     0.45    (1.04)   (0.07)    0.21     0.84
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations ($)      0.44    (1.12)   (0.12)    0.20     0.89     0.39    (1.19)   (0.18)    0.12     0.79
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Distribution from capital gains ($)      --     (0.52)     --       --        --      --     (0.52)      --       --      --
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions ($)                    --     (0.52)     --       --        --      --     (0.52)      --       --      --
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of year ($)         10.98     9.34     9.22     9.42    10.31    10.93     9.22     9.04     9.16     9.95
                                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return (%)(c)                       4.17(d)(10.38)   (1.28)    2.17     9.45     3.70(d)(11.09)   (1.95)    1.33     8.62

Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands) 22,579   22,497   21,116   16,346   15,104   18,904   27,614   28,971   21,914   21,117

Expense ratio (%)*                        1.90(e)  1.90     1.90     1.90     1.90     2.65(e)  2.65     2.65     2.65     2.65

Ratio of net investment loss to
average net assets (%)*                  (0.87)(e)(0.82)   (0.37)   (0.18)   (0.20)   (1.61)(e)(1.54)   (1.13)   (0.94)   (0.88)

Portfolio turnover rate (%)              80.60   100.68   132.36   174.69   116.28    80.60   100.68   132.36   174.69   116.28

*Reflects voluntary reduction of
 expenses per share of these ($)
 amounts                                  0.03     0.06     0.05     0.04     0.04     0.03     0.06     0.05     0.04     0.04

*To be updated with unaudited per-share data for the semiannual period ended
 April 30, 1999 when such data is available.

                                                                           25
                                                                           -----

                                                          Class C                                          Class S
---------------------------------------------------------------------------------------------------------------------------------
                                                  Years ended October 31                           Years ended October 31
                                        ------------------------------------------    -------------------------------------------
Per Share Data                          1994(a)  1995(b)  1996(b)  1997(b)  1998(b)   1994    1995(b)  1996(b) 1997(b)  1998(b)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year ($) 10.54    10.93     9.22     9.03     9.16     9.56    11.01     9.39     9.29     9.51
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
  Net investment income (loss) ($)*    (0.07)   (0.15)   (0.11)   (0.09)   (0.05)   (0.07)   (0.05)   (0.02)    0.01     0.00

  Net realized and unrealized gain
  (loss) on investments and foreign
  currency ($)                          0.46    (1.04)   (0.08)    0.22     0.84     2.09    (1.05)   (0.08)    0.21     0.93
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total from investment operations ($)    0.39    (1.19)   (0.19)    0.13     0.79     2.02    (1.10)   (0.10)    0.22     0.93
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
  Dividend from net investment
  income ($)                             --      --        --       --        --    (0.05)     --       --        --       --
  Distribution from capital gains ($)    --     (0.52)     --       --        --    (0.52)   (0.52)     --        --       --
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Total distributions ($)                  --     (0.52)     --       --        --    (0.57)   (0.52)     --        --       --
                                       -----    -----    -----    -----    -----    -----    -----    -----    -----    -----
Net asset value, end of year ($)       10.93     9.22     9.03     9.16     9.95    11.01     9.39     9.29     9.51    10.44
                                       =====    =====    =====    =====    =====    =====    =====    =====    =====    =====
Total return (%)(c)                     3.70(d)(11.09)   (2.06)    1.44     8.62    22.73   (10.16)   (1.06)    2.37     9.78

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year ($ thousands)2,134    5,674    5,324    2,469    1,706   54,631   33,883   26,649   21,230   13,615

Expense ratio (%)*                      2.65(e)  2.65     2.65     2.65     2.65     1.65     1.65     1.65     1.65     1.65

Ratio of net investment
income (loss) to
average net assets (%)*                (1.62)(e)(1.55)   (1.10)   (0.97)   (0.90)   (0.75)   (0.51)   (0.16)    0.06     0.06

Portfolio turnover rate (%)            80.60   100.68   132.36   174.69   116.28    80.60   100.68   132.36   174.69   116.28

*Reflects voluntary reduction of
 expenses per share of these
 amounts                            ($) 0.03     0.06     0.05     0.04     0.04     0.05     0.06     0.05     0.04     0.04

[FOOTNOTE TEXT]
(a) March 1, 1994 (commencement of share class designations) to October 31, 1994.

(b) Per-share figures have been calculated using the average shares method.

(c) Does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the distributor and its affiliates had not voluntarily reduced a portion of the fund's expenses.

(d) Not annualized.

(e) Annualized.
[END OF FOOTNOTE TEXT]

26                             Board of Trustees
--------------------------------------------------------------------------------

[top of Greek column graphic]

The Board of Trustees is responsible for the operation of the fund. They establish the fund's major policies, review investments, and provide guidance to the investment manager and others who provide services to the fund. The Trustees have diverse backgrounds and substantial experience in business and other areas.

Ralph F. Verni
Chairman of the Board, President,
Chief Executive Officer and Director,
State Street Research & Management
Company

Bruce R. Bond
Chairman of the Board,
Chief Executive Officer
and President
PictureTel Corporation

Steve A. Garban
Former Senior Vice President for Finance and Operations and Treasurer,
The Pennsylvania State University

Malcolm T. Hopkins
Former Vice Chairman of the Board
and Chief Financial Officer,
St. Regis Corp.

Dean O. Morton
Former Executive Vice President
Chief Operating Officer and Director,
Hewlett-Packard Company

Susan M. Phillips
Dean School of Business
and Public Management,
George Washington
University; former Member
of the Board of Governors
of the Federal Reserve
System and Chairman and
Commissioner of the
Commodity Futures Trading
Commission

Toby Rosenblatt
President, the Glen Ellen Company
Vice President, Founders Investments Ltd.

Michael S. Scott Morton
Jay W. Forrester Professor of
Management, Sloan School of
Management, Massachusetts
Institute of Technology

                                      NOTES                                27
--------------------------------------------------------------------------------

                           FOR ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

If you have questions about the fund or would like to request a free copy of the current annual/semiannual report or SAI, contact State Street Research or your financial professional.


[STATE STREET RESEARCH LOGO]
Service Center
P.O. Box 8408, Boston, MA 02266
Telephone: 1-800-562-0032
Internet: www.ssrfunds.com

You can also obtain information about the fund, including the SAI and certain other fund documents, on the Internet at www.sec.gov, in person at the SEC's Public Reference Room in Washington, DC (telephone 1-800-SEC-0330) or by mail by sending your request, along with a duplicating fee, to the SEC's Public Reference Section, Washington, DC 20549-6009.

prospectus

SEC File Number: 811-6375

Control Number: (exp0300)SSR-LD

You can find additional information on the fund's structure and its performance in the following documents:

ANNUAL/SEMIANNUAL REPORTS While the prospectus describes the fund's potential investments, these reports detail the fund's actual investments as of the report date. Reports include a discussion by fund management of recent economic and market trends and fund performance. The annual report also includes the report of the fund's independent accountants.

Ticker Symbols
Class A                         SSIEX
Class B(1) (proposed)           SSNPX
Class B                         SSNBX
Class C                         SSNDX
Class S                         SSNCX

STATEMENT OF ADDITIONAL INFORMATION (SAI) A supplement to the prospectus, the SAI contains further information about the fund and its investment limitations and policies. A current SAI for this fund is on file with the Securities and Exchange Commission and is incorporated by reference (is legally part of this prospectus).

                                                                     IE-916E-399
                                                 Control Number: (expo300)SSR-LD

                 STATE STREET RESEARCH INTERNATIONAL EQUITY FUND

                                   a Series of

                      STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  July __, 1999

                                TABLE OF CONTENTS

                                                                        Page
INVESTMENT OBJECTIVE......................................................2

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS...........................2

ADDITIONAL INFORMATION CONCERNING
         CERTAIN RISKS AND INVESTMENT TECHNIQUES..........................4

DEBT INSTRUMENTS AND
         PERMITTED CASH INVESTMENTS......................................16

THE TRUST, THE FUND AND ITS SHARES.......................................21

TRUSTEES AND OFFICERS....................................................22

MANAGEMENT OF THE FUND
         AND INVESTMENT ADVISORY SERVICES................................25

PURCHASE AND REDEMPTION OF SHARES........................................27

SHAREHOLDER ACCOUNTS.....................................................34

NET ASSET VALUE..........................................................38

PORTFOLIO TRANSACTIONS...................................................40

CERTAIN TAX MATTERS......................................................43

DISTRIBUTION OF SHARES OF THE FUND.......................................47

CALCULATION OF PERFORMANCE DATA..........................................51

CUSTODIAN................................................................54

INDEPENDENT ACCOUNTANTS..................................................54

FINANCIAL STATEMENTS.....................................................54

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research International Equity Fund (the "Fund") dated March 1, 1999, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.

         The Fund's financial statements as of and for the fiscal year ended October 31, 1998, which are included in the Fund's Annual Report for that year, are incorporated by reference. The Fund's financial statements as of and for the semiannual period ended April 30, 1999, which are included in the Fund's Semiannual Report for that period, are also incorporated by reference. The Annual Report and the Semiannual Report are available, without charge, upon request by calling 1-800-562-0032.


CONTROL NUMBER:

                              INVESTMENT OBJECTIVE

         As set forth under The "Fund--Goal and Strategies--Goal" in the Prospectus of State Street Research International Equity Fund (the "Fund"), the Fund's investment goal is to provide long-term growth of capital, by investing primarily in common stocks and equity-related securities of non-U.S. companies. This goal is not fundamental and may be changed by the Board of Trustees without approval of shareholders.

                 ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund--Principal Risks" and "Other Information--Other Securities and Risks" in the Fund's Prospectus, the Fund has adopted certain investment restrictions, and those restrictions are either fundamental or not fundamental. Fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Restrictions that are not fundamental may be changed by the Board of Trustees without approval of shareholders.

         The Fund's fundamental investment restrictions are set forth below. Under these restrictions, it is the Fund's policy that it may not:

         (1) borrow money or purchase securities on margin, provided, however, that this restriction shall not prohibit the Fund from (a) obtaining such short-term credits as are necessary for the clearance of portfolio transactions, (b) temporarily borrowing up to 5% of the value of the Fund's total assets for extraordinary or emergency purposes, such as for permitting redemption requests to be honored which might otherwise require the sale of securities at a time when it is not in the Fund's best interests or (c) purchasing securities on a "when-issued" or "forward commitment" basis. Collateral arrangements entered into by the Fund to make margin deposits in connection with futures contracts, including options on futures contracts, are not for these purposes deemed to be the purchase of a security on margin. The aggregate amount of obligations identified in (a), (b) and (c) above, when incurred, will not exceed one-third of the amount by which the Fund's total assets exceed its total liabilities (excluding the liabilities represented by such obligations). If at any time the Fund's obligations of such type exceed the foregoing limitation, such obligations will be promptly reduced to the extent necessary to comply with the limitation. The Fund will not issue senior securities, other than those which represent obligations under (a), (b) and (c). For purposes hereof, writing covered call and put options and entering into futures contracts and options thereon to the extent permitted by the investment policies described in the Prospectus shall not be deemed to involve the issuance of senior securities or borrowings;

         (2) engage in the underwriting of securities of other issuers, except to the extent that in selling portfolio securities, it may be deemed to be a "statutory" underwriter for purposes of the Securities Act of 1933;

         (3) purchase or sell real estate or real estate interests (except that the Fund may invest up to 10% of its total assets in: (i) readily marketable securities of issuers which deal in real estate or mortgages; and (ii) readily marketable securities which are secured by real estate or interests therein, and the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of such securities;

         (4) acquire securities for the purpose of exercising control over the management of any company or if such acquisition would thereupon cause more than 25% of the value of the Fund's total assets to consist of (1) securities (other than securities issued or guaranteed by the United States government, its agencies and instrumentalities) which, together with other securities of the same issuer, constitute more than 5% of the value of the Fund's total assets and (2) voting securities of issuers more than 10% of whose outstanding voting securities are owned by the Fund;

         (5) make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry, as based on industry classifications as may be described in the Fund's Prospectus or Statement of Additional Information, as amended from time to time;

         (6) invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, delayed delivery and when issued contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies, shall not be deemed investments in commodities or commodities contracts; and

         (7) lend money directly to natural persons; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes, bills and any other debt-related instruments or interests directly from the issuer thereof or in the open market and may enter into repurchase transactions collateralized by obligations of the U.S. Government and its agencies and instrumentalities or other high quality securities.

         The investment restrictions set forth above contain an exception that permits the Fund to purchase securities pursuant to the exercise of subscription rights, subject to the condition that such purchase will not result in the Fund ceasing to be a diversified investment company. Japanese and European corporations frequently issue additional capital stock by means of subscription rights offerings to existing shareholders at a price substantially below the market price of the shares.

         The failure to exercise such rights would result in the Fund's interest in the issuing company being diluted. The market for such rights is not well developed and, accordingly, the Fund may not always realize full value of the sale of rights. Therefore, the exception applies in cases where the limits set forth in the investment restrictions in the Prospectus would otherwise be exceeded by exercising rights or have already been exceeded as a result of fluctuations in the market value of the Fund's portfolio securities with the result that the Fund would otherwise be forced either to sell securities at a time when it might not otherwise have done so, or to forego exercising the rights.

         The following investment restrictions may be changed without shareholder approval. Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;

         (2) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days;

         (3) not to make any short sale or participate on a joint or joint and several basis in any trading account in securities. The latter policy, however, does not prohibit combining orders for portfolio securities; and

         (4) not to engage in transactions in options except in connection with options on securities, securities indices, currencies and interest rates, and options on futures on securities, securities indices, currencies and interest rates.

                        ADDITIONAL INFORMATION CONCERNING
                     CERTAIN RISKS AND INVESTMENT TECHNIQUES

Derivatives

         The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by State Street Research & Management Company, the Fund's investment manager (the "Investment Manager") to aid in achieving the Fund's investment objective. The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

         Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both "short" positions (positions which anticipate a decline in the market value of a particular asset or index) and "long" positions (positions which anticipate an increase in the market value of a particular asset or index). The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Investment Manager anticipates unusually high or low market volatility.

         The Investment Manager may enter into derivative positions for the Fund for either hedging or non-hedging purposes. The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or "anticipatory" hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or "speculative" strategies which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency, or an index of securities, at a future time at a specified price. A contract to buy establishes a long position while a contract to sell establishes a short position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Fund's custodian or the futures commission merchant effecting the futures transaction an amount of "initial margin" in cash or securities, as permitted under applicable regulatory policies.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         In transactions establishing a long position in a futures contract, assets equal to the face value of the futures contract will be identified by the Fund to the Fund's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

         The Fund may use options to implement its investment strategy. There are two basic types of options: "puts" and "calls." Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset. In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises

         The principal reason to write options is to generate extra income (the premium paid by the buyer). Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, that is, when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

         Among the options which the Fund may enter are options on securities indices. In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different. For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. In connection with the use of such options, the Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

         The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets. The Fund applies a similar policy to options that are not commodities.

         As noted above, the Fund may engage in both hedging and non-hedging strategies. Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Non-hedging strategies typically involve special risks. The profitability of the Fund's non-hedging strategies will depend on the ability of the Investment Manager to analyze both the applicable derivatives market and the market for the underlying asset or group of assets. Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

         Derivatives markets also are often less liquid than the market for the underlying asset or group of assets. Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively carry out their derivative strategies and might, in some cases, require a Fund to deposit cash to meet applicable margin requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box

         The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Swap Arrangements

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount. A collar combines a cap and a floor.

         The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund's portfolio. However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. The Fund will only enter into repurchase agreements involving U.S. Government securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund's net assets. To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund's investment restrictions which otherwise limit the amount of the Fund's total assets which may be invested in one issuer or industry.

Reverse Repurchase Agreements

         The Fund may enter into reverse repurchase agreements. However, the Fund has no present intention of engaging in reverse repurchase agreements in excess of 5% of the Fund's total assets. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Fund's custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

         It is the Fund's policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities") if, as a result, more than 35% of the Fund's total assets are invested in restricted securities, provided not more than 10% of the Fund's total assets are invested in restricted securities other than Rule 144A Securities.

         Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Board of Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them. Restricted securities that are not resalable under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

         The Fund may invest in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs").

         ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. GDSs are receipts issued to one country which also evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. GDRs are designed for use when the issuer is raising capital in more than one market simultaneously, such as the issuer's local market and the U.S., and have been used to overcome local selling restrictions to foreign investors. In addition, many GDRs are eligible for book-entry settlement through Cedel, Euroclear and DTC. The underlying securities are not always denominated in the same currency as the ADRs, EDRs or GDRs. Although investment in the form of ADRs, EDRs or GDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.

         ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based tradings. The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.

         The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.

         It is anticipated that many of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

Currency Transactions

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Under current policy, the Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

         The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or repurchase agreements, or other similar investments. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

         The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager or its agents to be of good financial standing.

Short-Term Trading

         The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover. In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. The Fund's portfolio turnover rate involves greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

         The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the "A" major rating category by Standard & Poor's Corporation ("S&P") or the "Prime" major rating category by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the "A" category by S&P or Moody's.

Industry Classifications

         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing may be classified according to the industries of their parent or sponsor companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages and credit card receivables. "Asset-backed-Mortgages" includes private pools of nongovernment backed mortgages.

Autos & Transportation            Financial Data Processing
----------------------              Services & Systems
Air Transport                     Insurance
Auto Parts                        Miscellaneous Financial
Automobiles                       Real Estate Investment
Miscellaneous                       Trusts
  Transportation                  Rental & Leasing Services:
Railroad Equipment                  Commercial
Railroads                         Securities Brokerage &
Recreational Vehicles &             Services
  Boats
Tires & Rubber
Truckers                          Health Care
                                  -----------
                                  Drugs & Biotechnology
Consumer Discretionary            Health Care Facilities
----------------------            Health Care Services
Advertising Agencies              Hospital Supply
Casino/Gambling,                  Service Miscellaneous
  Hotel/Motel
Commercial Services
Communications, Media &           Integrated Oils
  Entertainment                   ---------------
Consumer Electronics              Oil: Integrated Domestic
Consumer Products                 Oil: Integrated International
Consumer Services
Household Furnishings
Leisure Time                      Materials & Processing
Photography                       ----------------------
Printing & Publishing             Agriculture
Restaurants                       Building & Construction
Retail                            Chemicals
Shoes                             Containers & Packaging
Textile Apparel                   Diversified Manufacturing
  Manufacturers                   Engineering & Contracting
Toys                                Services
                                  Fertilizers
                                  Forest Products
Consumer Staples                  Gold & Precious Metals
----------------                  Miscellaneous Materials &
Beverages                           Processing
Drug & Grocery Store              Non-Ferrous Metals
  Chains                          Office Supplies
Foods                             Paper and Forest Products
Household Products                Real Estate & Construction
Tobacco                           Steel
                                  Textile Products

Financial Services
------------------
Banks & Savings and Loans

Other                         Producer Durables               Technology
----------------              -----------------               ----------
Trust Certificates--          Aerospace                       Communications Technology
  Government Related          Electrical Equipment &          Computer Software
  Lending                       Components                    Computer Technology
Asset-backed--Mortgages       Electronics: Industrial         Electronics
Asset-backed--Credit Card     Homebuilding                    Electronics: Semi-
  Receivables                 Industrial Products               Conductors/Components
Miscellaneous                 Machine Tools                   Miscellaneous Technology
Multi-Sector Companies        Machinery
                              Miscellaneous Equipment
                              Miscellaneous Producer          Utilities
Other Energy                    Durables                      ---------
------------                  Office Furniture & Business     Miscellaneous Utilities
Gas Pipelines                   Equipment                     Utilities: Cable TV & Radio
Miscellaneous Energy          Pollution Control and           Utilities: Electrical
Offshore Drilling               Environmental Services        Utilities: Gas Distribution
Oil and Gas Producers         Production Technology           Utilities: Telecommunications
Oil Well Equipment &            Equipment                     Utilities: Water
  Services                    Telecommunications
                                Equipment

Computer-Related Risks

         Many mutual funds and other companies that issue securities, as well as government entities upon whom those mutual funds and companies depend, may be adversely affected by computer systems (whether their own systems or systems of their service providers) that do not properly process dates beginning with January 1, 2000 and information related to those dates.

           The Investment Manager currently is in the process of reviewing its internal computer systems as they relate to the Fund, as well as the computer systems of those service providers upon which the Fund relies, in order to obtain reasonable assurances that the Fund will not experience a material adverse impact related to the problem. The Fund does not currently anticipate that the problem will have a material adverse impact on its portfolio investments, taken as a whole. There can be no assurances in the area, however, including the possibility that the problem could negatively affect the investment markets or the economy generally.

Other Investment Companies

         The Fund may invest in securities of other investment companies, including affiliated investment companies, such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar, collective investment vehicles. As a shareholder of an investment company, the Fund may indirectly bear service and other fees in addition to the fees the Fund pays its service providers. Similarly, other investment companies may invest in the Fund. Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund's portfolio transactions.

                              DEBT INSTRUMENTS AND
                           PERMITTED CASH INVESTMENTS

         The Fund may invest in long-term and short-term debt securities. Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities

         U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

[bullet] direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

[bullet] obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

[bullet] obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Foreign Government Debt

         The obligations of foreign governmental entities have various kinds of government support and include obligations issued or guaranteed by foreign governmental entities with taxing powers. These obligations may or may not be supported by the full faith and credit of a foreign government. The Fund will invest in foreign government securities of issuers considered stable by the Investment Manager, based on its analysis of factors such as general political or economic conditions relating to the government and the likelihood of expropriation, nationalization, freezes or confiscation of private property. The Investment Manager does not believe that the credit risk inherent in the obligations of stable foreign governments is significantly greater than that of U.S. Government securities.

Supranational Debt

         Supranational debt may be denominated in U.S. dollars, a foreign currency or a multi-national currency unit. Examples of supranational entities include the World Bank, the

European Investment Bank, the Asian Development Bank and the Inter-American Development Bank. The governmental members, or "stockholders", usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign Currency Units

         The Fund may invest in securities denominated in a multi-national currency unit. An illustration of a multi-national currency unit is the European Currency Unit (the "ECU"), which is a "basket" consisting of specified amounts of the currencies of the member states of the European Community, a Western European economic cooperative organization that includes France, Germany, The Netherlands and the United Kingdom. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community to reflect changes in relative values of the underlying currencies. The Investment Manager does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European supranational entities, in particular, issue ECU-denominated obligations. The Fund may invest in securities denominated in the currency of one nation although issued by a governmental entity, corporation or financial institution of another nation. For example, the Fund may invest in a British pound sterling-denominated obligation issued by a United States corporation. Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated.

Synthetic Non-U.S. Money Market Positions

         Money market securities denominated in foreign currencies are permissible investments of the Fund. In addition to, or in lieu of direct investment in such securities, the Fund may construct a synthetic non-U.S. money market position by (i) purchasing a money market instrument denominated in U.S. dollars and (ii) concurrently entering into a forward currency contract to deliver a corresponding amount of U.S. dollars in exchange for a foreign currency on a future date and a specified rate of exchange. Because of the availability of a variety of highly liquid short-term U.S. dollar-denominated money market instruments, a synthetic money market position utilizing such U.S. dollar-denominated instruments may offer greater liquidity than direct investment in a money market instrument denominated in a foreign currency.

Bank Money Investments

         Bank money investments include, but are not limited to, certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

         Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Zero and Step Coupon Securities

         Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

Commercial Paper Ratings

         Commercial paper investments at the time of purchase will be rated within the "A" major rating category by S&P or within the "Prime" major rating category by Moody's, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the "A" category by S&P or by Moody's, or within comparable categories of other rating agencies or considered to be of comparable quality by the Investment Manager. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the "A" category by S&P or within the "Prime" category by Moody's, or within comparable categories of other rating agencies or considered to be of comparable quality by the Investment Manager.

         Commercial paper rated within the "A" category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated within the "A" category or better, although in some cases credits within the "BBB" category may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating category assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

         In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund's portfolio, the Trustees will review the situation and take such action as they deem in the best interests of the Fund's shareholders, including, if necessary, changing the composition of the portfolio.

                       THE TRUST, THE FUND AND ITS SHARES

         The Fund is the successor to State Street Research International Equity Fund, a series of State Street Research Portfolios, Inc., a Maryland corporation. The Fund was organized in 1999 as a separate series of State Street Research Financial Trust, a Massachusetts business trust. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different policies from those of another series. The Trust is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Aggressive, State Street Research IntelliQuant
Portfolios: Small-Cap Value, and State Street Research International Equity Fund. The Trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest of separate series, $.01 par value per share. The Trustees also have the authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class. The Trustees have authorized shares of the Fund to be issued in five classes: Class A, Class B(1), Class B, Class C and Class S shares.

         Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B (1), Class B and Class C shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges. Except for those differences between classes of shares described above, in the Fund's Prospectus and otherwise in this Statement of Additional Information, each share of the Fund has equal dividend, redemption and liquidation rights with other shares of the Fund, and when issued, is fully paid and nonassessable by the Fund.

         Shareholder rights granted under the Master Trust Agreement may be modified by the Trustees provided, however, that the Master Trust Agreement may not be amended if such amendment (a) repeals the limitations on personal liability of any shareholder, or repeals the prohibition of assessment upon shareholders, without the express consent of each shareholder involved or (b) adversely modifies any shareholder right without the consent of the holders of a majority of the outstanding shares entitled to vote. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof. Except as provided by law, the Trustees may otherwise modify the rights of shareholders at any time.

         Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there ordinarily will be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under the 1940 Act, the Board of Trustees will be a self-perpetuating body until fewer than two-thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two-thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

         Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations for the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of the Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

                             TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.

         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Bruce R. Bond, 100 Minuteman Road, Andover, MA 01810, serves as Trustee of the Trust. He is 52. His principal occupation is Chairman of the Board, Chief Executive Officer and President of PictureTel Corporation. During the past five years, Mr. Bond has also served as Chief Executive Officer of ANS Communications (a communications networking company) and as managing director of British Tele-communications PLC. His other principal business affiliations include Director of WITCO Corporation, a specialty chemical company, and Ceridian Corporation, an information services company.

         +Steve A. Garban, The Pennsylvania State University, 210 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 61. He is retired and was formerly Senior Vice President for Finance and Operations and Treasurer of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 71. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. Mr. Kallis's principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 48. His principal occupation is currently, and during the past five years has been, Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research & Management Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer, Chief Administrative Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 serves as Secretary and General Counsel of the Trust. He is 43. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State

------------------------

         * or +, see footnotes on page 23.

Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Executive Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc. and Executive Vice President.

         *Thomas P. Moore, Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 60. His principal occupation is currently, and during the past five years has been, Senior Vice President of State Street Research & Management Company.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 67. He is retired and was formerly Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Susan M. Phillips, The George Washington University, 710 21st Street, Suite 206, Washington, DC 20052, serves as Trustee of the Trust. She is 55. Her principal occupation is currently Dean and Professor of Finance and Administration School of Business and Public Management, The George Washington University. Dr. Phillips's other principal business affiliations include Director of Cantor Fitzgerald Futures Exchange, Inc. and State Farm Life Insurance Company. Previously, she was a member of the Board of Governors of the Federal Reserve System and Chairman and Commissioner of the Commodity Futures Trading Commission.

         +* E.K. Easton Ragsdale Jr., One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 48. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as Vice President of State Street Research & Management Company and as Senior Vice President and Chief Quantitative Analyst for Kidder Peabody & Co.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 44. His principal occupation is currently, and during the past five years has been, Executive Vice President and Director and Chief Investment Officer-Fixed Income of State Street Research & Management Company. Mr. Shively's other principal business affiliation is Director of State Street Research Investment Services, Inc.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 60. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is 61. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 56. His principal occupation is currently, and during the past five years has been, Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., (and until February 1996, prior positions as President and Chief Executive Officer of that company).


         *+James M. Weiss, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 52. His principal occupation is Executive Vice President of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as President and Chief Investment Officer of IDS Advisory Group, Inc.


-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee/Director and/or officer of one or more of the following investment companies, each of which has an advisory relationship with the Investment Manager or its parent, Metropolitan Life Insurance Company: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and Metropolitan Series Fund, Inc.

         As of ___________, 1999, the Trustees and principal officers of the Trust as a group owned approximately ___% of the outstanding Class A shares of the Fund, and none of the outstanding Class B, Class C or Class S shares.

         Record ownership of shares of the Fund as of ___________, 1999 was as follows:

                                                              % of
                  Class             Holder                    Class
                  -----             ------                    -----
                  B                 Merrill Lynch             _____

                  C                 Merrill Lynch             _____
                                    State Street Bank         _____

                  S                 Chase Manhattan           _____
                                    Bank, N.A.


The full name and address of the above institutions are:

Chase Manhattan Bank, N.A.(a)(b)
770 Broadway
New York, New York 10003

Merrill Lynch, Pierce, Fenner & Smith, Inc. (b)
4800 Deerlake Drive East
Jacksonville, FL  32246

State Street Bank and Trust Company (c)
225 Franklin Street
Boston, MA 02110

---------------------------------

(a) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company.


(b) The Fund believes that each named recordholder does not have beneficial ownership of such shares.

(c) Includes shares owned by the indicated holder of record for the benefit of named owners who may separately own less than 5% of the share class S.

         Ownership of 25% or more of a voting security is deemed "control," as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees were compensated as follows:

                                                                              Total
                                                  Total                   Compensation
                                               Compensation                 From All
                                                From All                  State Street
                                               State Street             esearch Funds and
                                 Aggregate       Research               etropolitan Series
                               Compensation       Funds                  Fund, Inc. Paid
          Name of Trustee      From Fund(a)   Paid to Trustees(b)        to Trustees(c)
-----------------------------------------------------------------------------------------
Bruce R. Bond*                    $    0         $     0                    $      0
Steve A. Garban                   $2,200         $81,300                    $110,300
Malcolm T. Hopkins                $1,900         $69,700                    $ 97,200
Dean O. Morton                    $2,200         $84,700                    $110,700
Susan M. Phillips*                $    0         $12,145                    $ 12,145
Toby Rosenblatt                   $2,000         $72,600                    $ 72,600
Michael S. Scott Morton           $2,400         $89,500                    $115,500
Ralph F. Verni                    $    0         $     0                    $      0

(a)  For the Fund's fiscal year ended October 31, 1998.

(b) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager served as sole investment adviser. "Total Compensation from All State Street Research Funds Paid to Trustees" is for the 12 months ended December 31, 1998. The Fund does not provide any pension or retirement benefits for the Trustees.

(c) Includes compensation on behalf of all series of 11 investment companies for which the Investment Manager served as sole investment adviser and all series of Metropolitan Series Fund, Inc. The primary adviser to Metropolitan Series Fund, Inc. is Metropolitan Life Insurance Company; which retained the Investment Manager as a sub-adviser to certain series of Metropolitan Series Fund, Inc. The figures indicated in this column includes compensation relating to series of Metropolitan Series Fund, Inc. which are not advised by the Investment Manager. "Total Compensation From All State Street Research Funds and Metropolitan Series Fund, Inc." is for the 12 months ended December 31, 1998.

* Appointed Trustee on __________, 1999 and therefore did not earn any fees for the fiscal year ended October 31, 1998.

                             MANAGEMENT OF THE FUND
                        AND INVESTMENT ADVISORY SERVICES

         Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

         The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan").

         The advisory fees payable monthly by the Fund to the Investment Manager are computed as percentages of the average of the value of the net assets of the Fund as determined at the close of regular trading on of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading.

         The advisory fees paid by the Fund to the Investment Manager for the last three fiscal years, prior to the assumption of fees or expenses, were as follows: 1998, $549,360; 1997, $701,440; and 1996, $921,649.

         The Distributor and its affiliates have from time to time and in varying amounts voluntarily reduced the Fund's expenses. The voluntary reduction of expenses for the same periods were as follows: 1998, $433,268; 1997, $335,089; and 1996, $452,847.

         The Advisory Agreement provides that it shall continue in effect from year to year with respect to the Fund as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and
(ii) in either event by a vote of a majority of the Trustees of the Trust who are not parties to the Agreements or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under the Code of Ethics of the Investment Manager, investment management personnel are only permitted to engage in personal securities transactions in accordance with certain conditions relating to such person's position, the identity of the security, the timing of the transaction, and similar factors. Such personnel must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                        PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by State Street Research Investment Services, Inc., the Distributor. The Fund generally offers four classes of shares. Class A, Class B(1), Class C and Class S shares are available to all eligible investors. The Fund also offers Class B shares, which are available only to current Class B shareholders through reinvestment of dividends and capital gains distributions or through exchanges from existing Class B accounts of the State Street Research Funds. Class A, Class B(1), Class B, Class C and Class S shares of the Fund may be purchased at the next determined net asset value per share plus, in the case of all classes except Class S shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B(1) and Class C shares). General information on how to buy shares of the Fund, as well as sales charges involved, are set forth under "Your Investment" in the Prospectus. The following supplements that information.

         Public Offering Price. The public offering price for each class of shares is based on their net asset value determined as of regular trading on the close of the NYSE on the day the purchase order is received by State Street Research Service Center (the "Service Center"), provided that the order is received prior to the close of regular trading on the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to the Service Center in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Alternative Purchase Program. Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.

         As described in greater detail below, financial professionals are paid differing amounts of compensation depending on which class of shares they sell.

         The major differences among the various classes of shares are as follows:

----------------------------------------------------------------------------------------------------------
                       Class A            Class B(1)         Class B            Class C            Class S
                       -------            ----------         -------            -------            -------
----------------------------------------------------------------------------------------------------------
Sales Charges Paid     Initial sales      Contingent         Contingent         Contingent         None
by Investor to         charge at time     deferred sales     deferred sales     deferred sales
Distributor            of investment of   charge of 5% to    charge of 5% to    charge of 1%
                       up to 5.75%        1% applies to      2% applies to      applies to any
                       depending on       any shares         any shares         shares redeemed
                       amount of          redeemed within    redeemed within    within one year
                       investment         first six years    first five years   following their
                                          following their    following their    purchase
                                          purchase; no       purchase; no
                                          contingent         contingent
                                          deferred sales     deferred sales
                                          charge after six   charge after
                                          years              five years
----------------------------------------------------------------------------------------------------------
                       On investments
                       of $1 million or
                       more, no initial
                       sales charge;
                       but contingent
                       deferred sales
                       charge of 1%
                       applies to any
                       shares redeemed
                       within one year
                       following their
                       purchase
----------------------------------------------------------------------------------------------------------
Initial Commission     Above described    4%                 4%                 1%                 None
Paid by Distributor    initial sales
to Financial           charge less
Professional           0.25% to 0.75%
                       retained by
                       distributor

                       On investments
                       of $1 million or
                       more, 0.25% to
                       1% paid to
                       dealer by
                       Distributor
----------------------------------------------------------------------------------------------------------
Rule 12b-1 Service
Fee
---------------------------------------------------------------------------------------------------------
  Paid by Fund to      0.25% each year    0.25% each year    0.25% each year    0.25% each year    None
  Distributor
----------------------------------------------------------------------------------------------------------
  Paid by Distributor  0.25% each year    0.25% each year    0.25% each year    0.25% each year    None
  to Financial                            commencing after   commencing after   commencing after
  Professional                            one year           one year           one year
                                          following          following          following
                                          purchase           purchase           purchase
----------------------------------------------------------------------------------------------------------
Rule 12b-1
Distribution Fee
----------------------------------------------------------------------------------------------------------
  Paid by Fund to      None               0.75% for first    0.75% for first    0.75% each year    None
  Distributor                             eight years;       eight years;
                                          Class B(1)         Class B shares
                                          shares convert     convert
                                          automatically to   automatically to
                                          Class A shares     Class A shares
                                          after eight years  after eight years
----------------------------------------------------------------------------------------------------------
  Paid by Distributor  None               None               None               0.75% each year    None
  to Financial                                                                  commencing after
  Professional                                                                  one year
                                                                                following
                                                                                purchase
----------------------------------------------------------------------------------------------------------

         Class A Shares--Reduced Sales Charges. The reduced sales charges set forth under "Your Investment--Choosing a Share Class" in the Prospectus apply to purchases made at any one time by any "person," which includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in
Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code); (iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and
(v) an employee benefit plan of a single employer or of affiliated employers.


         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" (which include the Fund and other funds as designated by the Distributor from time to time) within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances.


         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B(1), Class B, Class C and Class S shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.

         Other Programs Related to Class A Shares. Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, registered investment advisers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

         In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and person: (A) the Investment Manager, Distributor or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers and any other matters, as may be adopted by the Distributor from time to time.

         Conversion of Class B(1) and Class B Shares to Class A Shares. A shareholder's Class B(1) and Class B shares of the Fund, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such shares; consequently, they will no longer be subject to the higher expenses borne by Class B(1) and Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B(1) shares received in exchange for Class B(1) shares of other Eligible Funds and for Class B shares received in exchange for Class B shares of other Eligible Funds, will be counted toward the eight-year period.

         Contingent Deferred Sales Charges. The amount of any contingent deferred sales charge paid on Class A shares (on sales of $1 million or more and which do not involve an initial sales charge) or on Class B(1), Class B or Class C shares of the Fund will be paid to the Distributor. The Distributor will pay dealers at the time of sale a 4% commission for selling Class B(1) and Class B shares and a 1% commission for selling Class C shares. In certain cases, a dealer may elect to waive the 4% commission on Class B(1) and Class B shares and receive in lieu thereof an annual fee, usually 1%, with respect to such outstanding shares. The proceeds of the contingent deferred sales charges and the distribution fees are used to offset distribution expenses and thereby permit the sale of Class B(1), Class B and Class C shares without an initial sales charge.

         In determining the applicability and rate of any contingent deferred sales charge on Class B(1), Class B or Class C shares, it will be assumed that a redemption of the shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. Class B(1) shares that are redeemed within a six-year period after purchase, Class B shares that are redeemed within a five-year period after their purchase, and Class C shares that are redeemed within a one-year period after their purchase, will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The holding period for purposes of applying a contingent deferred sales charge for a particular class of shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and shares of the same class being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

         Contingent Deferred Sales Charge Waivers. With respect to Class A shares (on sales of $1 million or more and which do not involve an initial sales charge), and Class B(1), Class B and Class C shares of the Fund, the contingent deferred sales charge does not apply to exchanges or to redemptions under a systematic withdrawal plan which meets certain conditions. The contingent deferred sales charge will be waived for participant initiated distributions from State Street Research prototype employee retirement plans. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, for retirement accounts or plans (e.g., age 70 1/2 for Individual Retirement Accounts and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and
(iii) a redemption resulting from a tax-free return of an excess contribution to an Individual

Retirement Account. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund). The contingent deferred sales charge may also be waived on Class A shares under certain exchange arrangements for selected brokers with substantial asset allocation programs. The Fund may modify or terminate the waivers at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans. Certain employee benefit plans sponsored by a financial professional may be subject to other conditions for waivers under which the plans may initially invest in Class B(1) or Class B shares and then invest in Class A shares of certain funds upon meeting specific criteria.

         Class S Shares. Class S shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants, service arrangements, or similar factors; insurance companies; investment companies; advisory accounts of the Investment Manager; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10 million); and other similar institutional investors. Class S shares may be acquired through programs or products sponsored by Metropolitan, its affiliates, or both for which Class S shares have been designated. In addition, Class S shares are available through programs under which, for example, investors pay an asset-based fee and/or a transaction fee to intermediaries. Class S share availability is determined by the Distributor and intermediaries based on the overall direct and indirect costs of a particular program, expected assets, account sizes and similar considerations.

         Reorganizations. In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions. The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.

         Systematic Withdrawal Plan. A shareholder who owns noncertificated Class A or Class S shares with a value of $5,000 or more, or Class B(1), Class B or Class C shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

         In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 12% annually (minimum $50 per withdrawal) of either (a) the value, at the time the Systematic Withdrawal Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Systematic Withdrawal Plan was initiated, whichever is higher.

         Expenses of the Systematic Withdrawal Plan are borne by the Fund. A participating shareholder may withdraw from the Systematic Withdrawal Plan, and the Fund may terminate the Systematic Withdrawal Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Systematic Withdrawal Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Program (see "Your Investment--Investor Services--Investamatic Program" in the Fund's Prospectus) and the Systematic Withdrawal Plan at the same time.


         Request to Dealer to Repurchase. For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor.

         Signature Guarantees. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $100,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances.


         Dishonored Checks. If a purchaser's check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be canceled.

         Processing Charges. Purchases and redemptions processed through securities dealers may be subject to processing charges imposed by the securities dealer in addition to sales charges that may be imposed by the Fund or the Distributor.

                              SHAREHOLDER ACCOUNTS

         General information on shareholder accounts is included in the Fund's Prospectus under "Your Investment." The following supplements that information.


         Maintenance Fees and Involuntary Redemption. Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntarily redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

         To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

         The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted;
(2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset values; or (3) during such other periods as the Securities and Exchange Commission (the "SEC") may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         The Open Account System. Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B(1), Class B or Class C shares will not be issued, while certificates representing Class A or Class S shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

         The Fund's Open Account System provides the following options:

         1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check payable to "State Street Research Funds" under the terms set forth above under "Purchase and Redemption of Shares" in this Statement of Additional Information.

         2. The following methods of receiving dividends from investment income and distributions from capital gains generally are available:

                  (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

                  (b) All income dividends and capital gains distributions in cash.

                  (c) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

         Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will be automatically coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to the Service Center. Dividends and distributions are reinvested at net asset value without a sales charge.

         Exchange Privileges. Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds, subject to any applicable initial holding period, on the basis of the relative net asset values of the respective shares to be exchanged, and subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B(1), Class B and Class C shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. Class A shares acquired through a new investment after January 1, 1999 are subject to an incremental sales charge if exchanged within 30 days of acquisition for Class A shares of a Fund with a higher applicable sales charge. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B(1), Class B and Class C shares, the holding period of the redeemed shares is "tacked" to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.

         Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B(1), Class B or Class C shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.

         The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same telephone privileges with respect to the Fund (see "Your Investment--Account Policies--Telephone Requests" in the Fund's Prospectus and "--Telephone Privileges," below) as the existing account unless the Service Center is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

         The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. The exchange limit may also be modified under certain exchange arrangements for selected brokers with substantial asset allocation programs. Subject to the foregoing, if an exchange request in good order is received by the Service

Center and delivered by the Service Center to the Transfer Agent by 12 noon Boston time on any business day with normal trading conditions, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact the Service Center.


         Reinvestment Privilege. A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

         Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by the Service Center of such shareholder's written purchase request and delivery of the request by the Service Center to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund.

         Dividend Allocation Plan. The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount.

         Telephone Privileges. The following telephone privileges are available:

         [bullet] Telephone Exchange Privilege for Shareholder and Shareholder's
                  Financial Professional

                  [bullet] Shareholders automatically receive this privilege unless declined.

                  [bullet] This privilege allows a shareholder or a
                           shareholder's financial professional to request exchanges into other State Street Research funds.

         [bullet] Telephone Redemption Privilege for Shareholder

                  [bullet] Shareholders automatically receive this privilege unless declined.

                  [bullet] This privilege allows a shareholder to phone requests to sell shares, with the proceeds sent to the address of record.

         [bullet] Telephone Redemption Privilege for Shareholder's Financial
                  Professional (This privilege is not automatic; a shareholder must specifically elect it)

                  [bullet] This privilege allows a shareholder's financial
                           professional to phone requests to sell shares, with the proceeds sent to the address of record on the account.

         A shareholder with the above telephone privileges is deemed to authorize the Service Center and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be any of the shareholders of an account or a shareholder's financial professional; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. Neither the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager nor the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


         Alternative Means of Contacting the Fund. It is unlikely, during periods of extraordinary market conditions, that a shareholder may have difficulty in reaching the Service Center. In that event, however, the shareholder should contact the Service Center at 1-800-562-0032, 1-617-357-7800 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

                                 NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets as provided below, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Such services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE.

         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers, Inc.'s (the "NASD") NASDAQ System are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees. The Trustees also reserve the right to adopt other valuations based on fair value pricing in unusual circumstances where use of other methods as discussed in part above, could otherwise have a material adverse effect on the Fund as a whole.

         The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

         Generally, trading in foreign securities, as well as corporate bonds, United States Government securities and money market instruments, is substantially completed each day at various times prior to the close of regular trading on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Fund's portfolio turnover rates for the fiscal years ended October 31, 1997 and 1998, respectively, were as follows: 174.69% and 116.28%. The Fund experienced a lower portfolio turnover rate in 1998 than in 1997 because there was less shifting of portfolio weightings among countries and areas, that is Asia versus Europe, during fiscal year 1998 as compared to fiscal year 1997.

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases (including those used for portfolio analysis and modeling in conjunction with certain trading systems and including software providing investment personnel with efficient access to current and historical data from a variety of internal and external sources) and portfolio evaluation services and relative performance of accounts. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         In the case of the Fund and other registered investment companies advised by the Investment Manager or its affiliates, the above services may include data relating to performance, expenses and fees of those investment companies and other investment companies; this information is used by the Trustees of the investment companies to fulfill their responsibility to oversee the quality of the Investment Manager's advisory contracts between the investment companies and the Investment Manager. The Investment Manager considers these investment company services only in connection with the execution of transactions on behalf of its investment company clients and not its other clients. Certain of the nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. The Investment Manager's investment management personnel seek to evaluate the quality of the research and other services provided by various broker-dealer firms, and the results of these efforts are made available to the equity trading department, which uses this information as consideration to the extent described above in the selection of brokers to execute portfolio transactions.

         Some services furnished by broker-dealers may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of the services to determine the proportion which is allocable to research or investment decision-making and the proportion allocable to other purposes. The Investment Manager pays directly from its own funds for that portion that is allocable to uses other than research or investment decision-making. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer providing the services.

         The Investment Manager has have no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which the firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Investment Manager is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Investment Manager relies on the provisions of
Section 28(e) of the Securities Exchange Act of 1934. Brokerage commissions paid by the Fund in secondary trading during the last three fiscal years ended October 31 were as follows: 1996, $569,761; 1997, $791,999; and 1998, $409,066.

         During and at the end of its most recent fiscal year, the Fund did not hold in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling commissions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         In some instances, certain clients of the Investment Manager request it to place all or part of the orders for their account with certain brokers or dealers, which in some cases provide services to those clients. The Investment Manager generally agrees to honor these requests to the extent practicable. Clients may condition their requests by requiring the Investment Manager only effect transactions with the specified broker-dealers if the broker-dealers are competitive as to price and execution. In other cases, the Investment Manager may be unable to negotiate commissions or obtain volume discounts or best execution. In addition, a disparity may exist among the commissions charged to clients who request the Investment Manager to use particular brokers or dealers, and also between those clients and those who do not make such requests. A client who requests the use of a particular broker-dealer should understand that it may lose the possible advantage which non-requesting clients derive from aggregation of orders for several clients as a single transaction for the purchase or sale of a particular security. Among other reasons why best execution may not be achieved with directed brokerage is that, in an effort to achieve orderly execution of transactions, execution of orders that have designated particular brokers may, at the discretion of the trading desk, be delayed until execution of other non-designated orders have been completed.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.

                               CERTAIN TAX MATTERS

Federal Income Taxation of the Fund-- in General

         The Fund intends to qualify and elects to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will qualify to do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements on a quarterly basis.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of the Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund to the extent thereof. Any distribution in excess of a shareholder's basis in the shareholder's shares would be taxable as gain realized from the sale of such shares.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses or certain foreign currency gains and losses) for the calendar year, plus its capital gain net income and certain foreign currency gains and losses for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Taxation of the Fund's Investments

         Original Issue Discount; Market Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for federal income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred or continued to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, and require inclusion of unrealized gains in the Fund's income for purposes of the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term and long-term gain or loss irrespective of the holding period of the investment. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts. The Fund will monitor its transactions and may make certain tax elections available to it in order to mitigate the impact of these rules and prevent disqualification of the Fund as a regulated investment company.

         Gains or losses attributable to foreign currency contracts or fluctuations in exchange rates that occur between the time the Fund accrues income or expenses denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses are treated as ordinary income or loss. The portion of any gain or loss on the disposition of a debt security denominated in a foreign currency that is attributable to fluctuations in the value of the foreign currency during the holding period of the debt security will likewise be treated as ordinary income or loss. Such ordinary income or loss will increase or decrease the amount of the Fund's net investment income.

         If the Fund invests in the stock of certain "passive foreign investment companies" ("PFICs"), the income of such companies may become taxable to the Fund prior to its distribution to the Fund or, alternatively, ordinary income taxes and interest charges may be imposed on the Fund on "excess distributions" received by the Fund or on gain from the disposition of such investments by the Fund. Alternatively, if the stock of a PFIC is marketable, the Fund may elect to mark the stock of the PFIC to market annually, and to recognize gain or loss of the appreciation or depreciation in the stock. Any gain so recognized would be treated as ordinary income, and a loss would be recognized and treated as an ordinary deduction to the extent of any prior, unreversed amounts of gain recognized with respect to that stock. The Fund does not intend to invest in PFICs. Because of the broad scope of the PFIC rules, however, there can be no assurance that the Fund can avoid doing so.

Taxation of the Fund's Shareholders

         The Fund may be subject to foreign taxes, including foreign income taxes. If so, the Fund intends to meet the requirements of the Code for passing through to its shareholders the tax benefit of foreign income taxes paid, although there is no assurance that it will be able to do so. Under this provision, if more than half of the value of the total assets of the Fund at the close of its taxable year consists of stock or securities of foreign corporations, the fund will be eligible and intends to elect to pass through to its shareholders the amount of foreign taxes it paid if such amounts are material. Pursuant to this election, a United States shareholder will, in general, be required to (i) include in gross income, in addition to taxable distributions actually received, his or her pro rata share of the foreign taxes paid by the Fund, (ii) treat that share of taxes as having been paid directly by him or her, and (iii) either deduct such share of taxes or treat such share of taxes as a credit against United State income tax liability. A tax-exempt shareholder will ordinarily not benefit from this election.

         Generally, a credit for foreign taxes paid by the Fund may not exceed a shareholder's United States income tax attributable to the shareholder's foreign source income. This limitation applies separately to different categories of income, one of which is a foreign-source passive income, which is likely to include all of the foreign-source income of the Fund. As a result of these limitations, some shareholders may not be able to utilize fully any foreign tax credits generated by an investment in the Fund. In addition, holding period requirements apply so that, generally, the shareholder will be unable to take a tax credit for any foreign withholding tax on a dividend payment unless (a) the Fund held the stock in the foreign corporation for more than 15 days during the 30-day period beginning on the date that the stock becomes ex-dividend with respect to the dividend on which the withholding tax is paid and (b) the shareholder held his or her shares in the Fund during the same period. In the case of certain preference dividends on foreign stock, the 15-day and 30-day periods are extended to 45 days and 90 days, respectively. Shareholders also will be unable to claim a credit for foreign withholding taxes on dividends if the Fund has entered into certain hedging transactions with respect to the stock of the foreign corporation. Shareholders may take a deduction to the extent of any tax credits disallowed under the holding period and hedging rules. The Fund will provide its shareholders with information about the source of its income and the foreign taxes it has paid for use in preparing the shareholder's United States income tax returns, including information about withholding taxes for which a tax credit could be denied to the Fund under the holding period and hedging rules described above.

         Dividends from domestic corporations are not expected to comprise a substantial part of the income of the Fund. If such dividends are earned by the Fund, then a portion of the dividends paid by the Fund may qualify for the 70% deduction for dividends received which is available to corporate shareholders of the Fund. Shareholders will be informed of any portion of the dividends paid by the Fund which qualifies for this deduction. The dividends-received deduction is reduced to the extent the dividends received are treated as debt-financed, under the Code, and is eliminated if the stock is held for less than 46 days.

         Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by the Fund result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.

         The foregoing discussion of United States federal income tax law relates solely to the application of that law to United States persons, that is, United States citizens and residents and United States corporations, partnerships, trusts and estates. Each shareholder who is not a United States person should consider the United States and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to United States withholding tax at a rate of up to 30% (or at a lower rate under applicable treaty) on distributions from the Fund.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

                       DISTRIBUTION OF SHARES OF THE FUND

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B(1), Class B and Class C shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.

         Total sales charges on Class A shares paid to the Distributor for the last three fiscal years were as follows: 1998, $38,180; 1997, $42,760; and 1996, $157,855. For the same periods, the Distributor retained the following amounts after reallowance of concessions to dealers: 1998, $4,692; 1997, $6,794; and 1996, $19,830. The Distributor may also pay its affiliate MetLife Securities, Inc. additional sales compensation of up to 0.25% of certain sales or assets.

         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, or Class S shares are offered, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale among other factors. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements, managed fee-based programs and so-called "mutual fund supermarkets," among other special programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reductions in sales expenses, and therefore the reduction in sales charges, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements or similar programs at any time.

         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class C shares of the Fund and paid initial commissions to securities dealers for sales of such Class A, Class B and Class C shares as follows:

                       Fiscal Year Ended                  Fiscal Year Ended                Fiscal Year Ended
                        October 31, 1998                   October 31, 1997                 October 31, 1996
                   Contingent                        Contingent                        Contingent
                    Deferred      Commissions         Deferred        Commissions       Deferred      Commissions
                  Sales Charges Paid to Dealers     Sales Charges   Paid to Dealers   Sales Charges Paid to Dealers
    Class A       $      0        $ 33,488          $       0         $   35,966      $       0       $ 138,025
    Class B       $ 63,293        $ 85,890          $ 117,824         $  111,491      $ 139,376       $ 413,917
    Class C       $    206        $  2,746          $     619         $    4,843      $   4,578       $  32,126

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "General Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class C shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts and (3) reimbursement of expenses incurred by the Distributor in connection with the servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal service to investors and/or the maintenance or servicing of shareholder accounts. In addition, the General Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the General Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and
(ii) with respect to Class B and Class C shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class C shares ( as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class C shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts.

         The Fund also has adopted a Rule 12b-1 Plan for Distribution of Shares (the Share Distribution Plan") under which the Fund shall pay the Distributor
(a) a service fee at the end of each month at the annual rate of 0.25% of average daily net assets attributable to the Class (B)1 shares to compensate the Distributor and any securities firms or other third parties who render personal services to and/or maintain shareholder accounts for the shareholders of the respective class and (b) a distribution fee at the end of each month at the annual rate of 0.75% of average daily net assets attributable to the Class B(1) shares to compensate the Distributor for services provided and expenses incurred by it in connection with sales, promotional and marketing activities relating to the respective class. To the extent that any payments made by Fund to the Distributor or the Investment Manager, including payment of investment management fees, should be deemed to be an indirect financing of any activity primarily resulting in the sale of shares of the Fund within the scope of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by the Share Distribution Plan.

         A rule of the National Association of Securities Dealers, Inc. ("NASD") limits annual expenditures that the Fund may incur to 0.75% for distribution expenses and 0.25% for service fees. The NASD Rule also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to the service fees. Payments to the Distributor or to dealers funded under either the General Distribution Plan or the Share Distribution Plan may be discontinued at any time.

         Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B(1), Class B and Class C shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.

         The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares and for other sales and marketing expenditures.

         The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

         The payment of service and distribution fees may continue even if the Fund ceases, temporarily or permanently, to sell one or more classes of shares to new accounts. During the period the Fund is closed to new accounts, the distribution fee will not be used for promotion expenses. The service and distribution fees are used during a closed period to cover services provided to current shareholders and to cover the compensation of financial professionals in connection with the prior sale of Fund shares, among other non-promotional distribution expenditures.

         The Distributor may pay certain dealers and other intermediaries additional compensation for sales and administrative services. The Distributor may provide cash and noncash incentives to intermediaries who, for example, sell significant amounts of shares or develop particular distribution channels. The Distributor may compensate dealers with clients who maintain their investments in the Fund over a period of years. The incentives can include merchandise and trips to, and attendance at, sales seminars at resorts. The Distributor may pay for administrative services, such as technological and computer systems support for the maintenance of pension plan participant records, for subaccounting, and for distribution through mutual fund supermarkets or similar arrangements.

         During the fiscal year ended October 31, 1998, the Fund paid the Distributor fees under the General Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                                            Class A       Class B         Class C
                                            -------       -------         -------
Advertising                                 $     0      $      0        $ 1,148

Printing and mailing of prospectuses to
   other than current shareholders                0             0            158

Compensation to dealers                      39,090       217,098         16,318

Compensation to sales personnel                   0             0          2,533

Carrying or other financing charges               0             0              0

Interest                                          0             0              0

Other expenses:  marketing; general               0             0          1,883
                                            -------      --------        -------
Total fees                                  $39,090      $217,098        $22,040
                                            =======      ========        =======

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                         CALCULATION OF PERFORMANCE DATA

         From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B(1), Class B, Class C or Class S shares to the performance of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives. The Fund may also compare its performance to appropriate indices, such as Standard & Poor's 500 Index, Consumer Price Index and Dow Jones Industrial Average, and The Morgan Stanley Capital International, Europe, Australia, Far East (EAFE) Index and/or to appropriate rankings and averages such as those compiled by Lipper Analytical Services, Inc., Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily. For example, the performance of the Fund might be compared to the Lipper International Funds Group.

         The average annual total return ("standard total return") of the Class A, Class B(1), Class B, Class C and Class S shares of the Fund will be calculated as set forth below. Total return is computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations on March 1, 1994, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. The application of the additional Rule 12b-1 fees, if any, of up to 1% will, for periods after March 1, 1994 adversely affect Fund performance results. Thus, performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

         All calculations of performance data in this section reflect the voluntary measures, if any, by the Fund's affiliates to reduce fees or expenses relating to the Fund; see "--Accrued Expenses and Recurring Charges" later in this section.

Total Return

         The standard average annual total return ("standard total return") of each class of the Fund's shares was as follows:

                    Commencement
                    of Operations            Five Years                One Year
                (January 22, 1992) to           Ended                    Ended
                  October 31, 1998        October 31, 1998         October 31, 1998
                  ----------------        ----------------         ----------------
Class A                  6.22%                  2.95%                   4.52%
Class B                  6.38%                  2.82%                   3.62%
Class C                  6.38%                  3.17%                   7.62%
Class S                  7.13%                  4.16%                   9.78%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                  P(1+T)(n)  = ERV

Where:     P    = a hypothetical initial payment of $1,000

           T    = average annual total return

           n    = number of years

           ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period

         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.

Accrued Expenses and Recurring Charges

         Accrued expenses include all recurring charges that are charged to all shareholder accounts during the base period. The standard total return results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Fund would have been lower.

Nonstandardized Total Return

         The Fund may provide the above described standard total return results for Class A, Class B(1), Class B, Class C and Class S shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "--Total Return" except the result may or may not be annualized, and as noted any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1998, without taking sales charges into account, were as follows:

         Class A                    -4.54%
         Class B                    -4.97%
         Class C                    -4.97%
         Class S                    -4.48%

                                    CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Fund's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP, 160 Franklin Street, Boston, Massachusetts 02110, serves as the Fund's independent accountants, providing professional services including (1) audits of the Fund's annual financial statements, (2) assistance and consultation in connection with SEC filings and (3) review of the annual income tax returns filed on behalf of the Fund.

                              FINANCIAL STATEMENTS

         Each of the Investment Portfolio, Statement of Assets and
Liabilities, Statement of Operations and Statement of Changes in Net Assets included in the Fund's Annual Report to Shareholders as of and for the fiscal year ended October 31, 1998, including any notes thereto or Report of Independent Accountants, is hereby incorporated by reference from the Fund's Annual Report, filed with the Securities and Exchange Commission (EDGAR accession number 0000950146-99-000002.) Each of the Investment Portfolio, Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets included in the Fund's Semiannual Report to Shareholders as of and for the fiscal period ended April 30, 1999, including any notes thereto, is hereby incorporated by reference from the Fund's Semiannual Report, filed with the Securities and Exchange Commission (EDGAR accession number _________-__-_______). Shareholder reports are available without charge upon request. For more information, call the State Street Research Service Center.

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time through electronic or other media. Shareholders with substantial holdings in one or more State Street Research Funds may also receive reports and other information which reflect or analyze their positions in a consolidated manner.

                     STATE STREET RESEARCH FINANCIAL TRUST

                                    PART C
                               OTHER INFORMATION

Item 23.   Exhibits*


      (1)(a) First Amended and Restated Master Trust Agreement and Amendment No. 1 and Amendment No. 2 to First Amended and Restated Master Trust Agreement (9)

      (1)(b) Amendment No. 3 to First Amended and Restated Master Trust Agreement(10)

      (1)(c) Amendment No. 4 to First Amended and Restated Master Trust Agreement(12)

      (1)(d) Amendment No. 5 to the First Amended and Restated Master Trust Agreement(12)

      (2)(a)     By-Laws of the Registrant(1)**

      (2)(b)     Amendment No. 1 to By-Laws effective September 30, 1992(4)**

      (2)(c)     Amendment No. 2 to By-Laws


      (3)        Not applicable

      (4)        Deleted

      (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc.(2)**


      (5)(c) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research & Management Company(4)**

      (5)(d) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Research Balanced Fund(6)**

      (5)(e) Letter Agreement with respect to the Advisory Agreement relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(8)**

      (5)(f) Letter Agreement with respect to the Advisory Agreement relating to State Street Research IntelliQuant Portfolios:
                 Small-Cap Value

      (5)(g) Form of Letter Agreement with respect to the Advisory Agreement relating to State Street Research International Equity Fund

      (6)(a) First Amended and Restated Distribution Agreement with State Street Research Investment Services, Inc.(10)

      (6)(b)     Form of Selected Dealer Agreement(9)

      (6)(c)     Form of Bank and Bank-Affiliated Broker-Dealer Agreement(8)**

      (6)(d)     Form of Revised Supplement No. 1 to Selected Dealer
                 Agreement(10)

      (6)(e) Letter Agreement with respect to the Distribution Agreement relating to State Street Research IntelliQuant Portfolios:
                 Small-Cap Value

      (6)(f) Form of Letter Agreement with respect to the Distribution Agreement relating to State Street Research International Equity Fund


      (7)        Not applicable

      (8)(a)     Custodian Contract with State Street Bank and Trust
                 Company(2)**


      (8)(b) Letter Agreement with respect to Custodian Contract relating to MetLife - State Street Research Balanced Fund(6)**

      (8)(c) Letter Agreement with respect to the Custodian Contract relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(8)**

      (8)(d) Amendment to the Custodian Contract with State Street Bank and Trust Company(3)**

      (8)(e) Letter Agreement with respect to the Custodian Contract relating to State Street Research IntelliQuant Portfolios:
                 Small-Cap Value

      (8)(f)     Data Access Services Addendum to Custodian Agreement(15)

      (8)(g) Form of Letter Agreement with respect to the Custodian Contract relating to State Street Research International Equity Fund


      (9)        Not applicable


      (10)(a)    Opinion and consent of Goodwin, Procter & Hoar LLP(7)**

      (10)(b) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to State Street Research IntelliQuant Portfolios: Small-Cap Value(12)

      (10)(c) Opinion and Consent of Goowdin, Procter & Hoar LLP with respect to State Street Research International Equity Fund

      (11)(a)    Consent of PricewaterhouseCoopers LLP(16)

      (11)(b)    Consent of Deloitte & Touche LLP


      (12)       Not applicable

      (13)(a)    Purchase Agreement and Investment Letter(1)**

      (13)(b)    Purchase Agreement and Investment Letter(2)**


      (13)(c) Subscription and Investment Letter -- MetLife - State Street Research Balanced Fund(6)**

      (13)(d) Subscription and Investment Letters -- Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(8)**


      (14)(a)    Deleted

      (14)(b)    Deleted

      (14)(c)    Deleted


      (15)(a) Amended and Restated Plan of Distribution Pursuant to Rule 12b-1(5)**

      (15)(b) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to MetLife State Street Research Balanced Fund(6)**

      (15)(c) Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(8)**

      (15)(d)    Rule 12b-1 Plan for State Street Research IntelliQuant
                 Portfolios: Small-Cap Value

      (15)(e) Rule 12b-1 Plan for Class B(1) shares relating to State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive

      (15)(f) Form of Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research International Equity Fund

      (15)(g) Form of Letter Agreement with respect to Rule 12b-1 Plan for Class B(1) shares relating to State Street Research International Equity Fund


      (16)(a)    Deleted

      (16)(b)    Deleted

      (16)(c)    Deleted


      (17)(a) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-2(10)

      (17)(b) Addendum to First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3

      (18)(a)    Powers of Attorney(11)

      (18)(b)    Power of Attorney for Susan M. Phillips(13)

      (19)       Certificate of Board Resolution Respecting Powers of
                 Attorney(13)

      (20)(a)    New Account Application(14)

      (20)(b)    Additional Services Application(14)

      (20)(c)    MetLife Securities, Inc. New Account Application(14)


      (27)(a) Financial Data Schedules: State Street Research Government Income Fund(15)

      (27)(b)    Financial Data Schedules: State Street Research Strategic
                 Portfolios: Aggressive, State Street Research Strategic
                 Portfolios: Moderate, State Street Research Strategic
                 Portfolios: Conservative(16)


----------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc. The Series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were immediately effective prior to the most recent name change accordingly refer to a prior name of a series.

** Restated in electronic format in Post-Effective Amendment No. 17 filed on December 31, 1997.

Filed as part of the Registration Statement as noted below and incorporated herein by reference:


Footnote            Securities Act of 1933
Reference           Registration/Amendment              Date Filed
    1             Initial Registration                November 21, 1986
    2             Pre-Effective Amendment No. 1       February 13, 1987
    3             Post-Effective Amendment No. 3      February 22, 1989
    4             Post-Effective Amendment No. 7      February 26, 1993
    5             Post-Effective Amendment No. 9      July 8, 1993
    6             Post-Effective Amendment No. 10     February 9, 1994
    7             Post-Effective Amendment No. 11     February 18, 1994
    8             Post-Effective Amendment No. 13     November 30, 1994
    9             Post-Effective Amendment No. 15     December 28, 1995
   10             Post-Effective Amendment No. 16     February 27, 1997
   11             Post-Effective Amendment No. 17     December 31, 1997
   12             Post-Effective Amendment No. 19     August 19, 1998
   13             Post-Effective Amendment No. 20     November 17, 1998
   14             Post-Effective Amendment No. 21     November 27, 1998
   15             Post-Effective Amendment No. 22     December 29, 1998
   16             Post-Effective Amendment No. 23     February 12, 1999


Item 24.  Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 31.  Undertakings

     (a)  Inapplicable.

     (b)  Deleted.

     (c) The registrant undertakes to hold a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares of the Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

     (d)  Deleted

     (e) The Registrant undertakes to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

                                     NOTICE

         A copy of the Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this Registration Statement and Amendment, shall not be binding upon any of the Trustees, shareholders, nominees, officers, assistant officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the series of the Registrant, as provided in the Master Trust Agreement. Each series of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other series shall be responsible for the same.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 24 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 30th day of April, 1999.


                      STATE STREET RESEARCH FINANCIAL TRUST

                             By:                  *
                                 -------------------------------------
                                 Ralph F. Verni
                                 Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

                   * Trustee, Chairman of the Board ------------------------------------ and Chief Executive Officer
Ralph F. Verni                        (principal executive officer)

                   * Treasurer (principal financial ------------------------------------ and accounting officer)
Gerard P. Maus

                   *
------------------------------------  Trustee
Steve A. Garban

                   *
------------------------------------  Trustee
Malcolm T. Hopkins

                   *
------------------------------------  Trustee
Edward M. Lamont

                   *                  Trustee
------------------------------------
Robert A. Lawrence

                   *                  Trustee
------------------------------------
Dean O. Morton

                   *                  Trustee
------------------------------------
Susan M. Phillips

                   *
------------------------------------  Trustee
Toby Rosenblatt

                   *                  Trustee
------------------------------------
Michael S. Scott Morton

*By: /s/ Francis J. McNamara, III
     ----------------------------

         Francis J. McNamara, III,
         Attorney-in-Fact under Powers of
         Attorney incorporated by
         reference from Post-Effective
         Amendment No. 17 filed December 31, 1997, and under a Power of Attorney incorporated by reference from
         Post-Effective Amendment No. 20,
         filed November 17, 1998.

                                              1933 Act Registration No. 33-10327
                                                      1940 Act File No. 811-4911
================================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         --------------------

                               FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

                      Pre-Effective Amendment No. ____                     [ ]


                     Post-Effective Amendment No. 24                       [X]


                                and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [ ]


                           Amendment No. 25                                [X]


                         --------------------

                      STATE STREET RESEARCH FINANCIAL TRUST
    (Exact Name of Registrant as Specified in Declaration of Trust)

                         --------------------

                               EXHIBITS

                           INDEX TO EXHIBITS



(2)(c)      Amendment No. 2 to By-Laws

(5)(f) Letter Agreement with respect to the Advisory Agreement relating to State Street Research IntelliQuant Portfolios: Small-Cap Value

(5)(g) Form of Letter Agreement with respect to the Advisory Agreement relating to State Street Research International Equity Fund

(6)(e) Letter Agreement with respect to the Distribution Agreement relating to State Street Research IntelliQuant Portfolios: Small-Cap Value

(6)(f) Form of Letter Agreement with respect to the Distribution Agreement relating to State Street Research International Equity Fund

(8)(e) Letter Agreement with respect to the Custodian Contract relating to State Street Research IntelliQuant Portfolios: Small-Cap Value

(8)(g) Form of Letter Agreement with respect to the Custodian Contract relating to State Street Research International Equity Fund

(10)(c) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to State Street Research International Equity Fund

(11)(b)     Consent of Deloitte & Touche LLP

(15)(d)     Rule 12b-1 Plan for State Street Research IntelliQuant Portfolios:
            Small-Cap Value

(15)(e) Rule 12b-1 Plan for Class B(1) shares relating to State Street Research Government Income Fund, State Street Research Strategic
            Portfolios: Conservative, State Street Research Strategic
            Portfolios: Moderate and State Street Research Strategic Portfolios:
            Aggressive

(15)(f) Form of Letter Agreement with respect to Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 relating to State Street Research International Equity Fund

(15)(g) Form of Letter Agreement with respect to Rule 12b-1 Plan for Class B(1) shares relating to State Street Research International Equity Fund

(17)(b) Addendum to First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-3